                                                                   EXHIBIT 10.28


                              Sublease Agreement

         This Sublease (this "Sublease") is entered into as of June 6, 2001 ("Effective Date"), between Customer Communications Center, Inc., a Minnesota corporation ("Sublessor"), as sublandlord, and Cheap Tickets, Inc., a Delaware corporation ("Subtenant"), as subtenant.

         Recitals:

         A. Sublessor is tenant under the Long Term Net Lease Agreement (the "Primary Lease"), dated April 26, 1996, originally between Opus South Corporation, a Florida corporation, as landlord, and Sublessor. Sublessor represents to Subtenant that Exhibit A hereto contains a true copy of the Primary Lease, and that there are no defaults under the Primary Lease by either party thereto (for purposes hereof, this reference to default shall be to same which has continued uncured beyond the applicable notice and grace period therefor stated in the Primary Lease). The premises leased pursuant to the Primary Lease are the parcel of land situated in Hillsborough County, Florida, more particularly described on Exhibit B hereto, and the building ("Building") and all other Improvements thereon (the "Demised Premises").

         B. All of the landlord's right, title and interest in the Primary Lease was assigned by Opus South Corporation to Opus Estates, L.L.C., on December 31, 1996, and then on December 22, 1997 by Opus Estates, L.L.C. to Glenborough Properties, L.P. ("Owner"), who presently owns fee title to the Demised Premises and all of such landlord's interest in the Primary Lease.

         C. Sublessor now desires to sublease the Demised Premises to Subtenant on the terms stated in this Sublease.

         Now, therefore, for other good and valuable consideration, and intending to be legally bound, the parties hereto agree as follows:

I.       Sublease.
         --------

         A. Grant of Sublease. For and in consideration of the rents, covenants and agreements in the Primary Lease and in this Sublease, Sublessor demises and subleases to Subtenant and Subtenant takes and subleases from Sublessor the Demised Premises with the right and privilege to exclusively occupy and use the Building and together with all other rights, privileges, easements, appurtenances, and amenities belonging to or in any way pertaining to the Demised Premises, upon and subject to the terms of this Sublease and the terms of the Primary Lease. Notwithstanding anything in this Sublease apparently to the contrary, except as provided in Section A of Part III hereof, Subtenant shall have no rights under Sections 1.3 or 1.4 of the Primary Lease or under
Article XXII thereof, which rights are reserved by Sublessor. Subject to the preceding sentence, Sublessor authorizes and instructs Subtenant to pay Rent directly to Owner, and to directly deal with Owner as if Subtenant were the tenant under the Primary Lease. Notwithstanding the foregoing, however, Subtenant acknowledges that it has no privity of contract with Owner, and that Owner's sole obligations under the Lease inure to Sublessor.

          B.   Sale of Personalty. Exclusive possession of the Demised Premises
               ------------------
(subject to the Primary Lease) shall be delivered to Subtenant on the Effective Date in broom clean condition, with the items within the Demised Premises described in Exhibit C hereto (the "Personalty") left in place. Various items of the Personalty are or were formerly leased or financed equipment. Subtenant agrees to pay to Sublessor within seven (7) days after the Effective Date the sum of $400,000 as an aggregate purchase price for the Personalty, whereupon Sublessor shall promptly cancel or buy out all such leases and security agreements to the extent they cover the Personalty and Sublessor shall deliver to Subtenant a bill of sale (in the form of Exhibit D hereto) transferring ownership to the Personalty to Subtenant in its "AS-IS, WHERE IS" condition, with warranty of title and free and clear of all liens and encumbrances. Notwithstanding the foregoing, and without additional consideration, Sublessor may retain as its own property and remove from the Demised Premises within seven
(7) days after the Effective Date any or all items of personal property located on the Demised Premises which are not listed on Exhibit C. Any and all property not so removed by Sublessor shall belong to Subtenant, who may use or dispose of same as Subtenant sees fit and at its sole expense.

          C.   Assumption of Primary Lease. Subtenant assumes and agrees to be
               ---------------------------
bound by and to observe and perform all of the terms, covenants and conditions to be kept, observed and performed by Sublessor as tenant under the Primary Lease accruing on and after the Effective Date, including the obligation to pay directly to Owner (or as otherwise provided in the Primary Lease) all rent and Items constituting Additional Rent under the Primary Lease. Subtenant hereby agrees to indemnify, defend and hold Sublessor harmless from and against any and all low, cost, damage, expense (including reasonable attorney's fees and court costs at trial and all appellate levels), liability, claims or causes of action existing in favor of or asserted by Owner under the Primary Lease arising out of or relating to Subtenant's failure to timely observe and perform any of the tenant's obligations under the Primary Lease which arise on or after the effective Date.

          D.   Term. Subtenant shall have and hold the Demised Premises for and
               ----
during a term (the "Term") commencing on the Effective Date and continuing thereafter until and ending on December 31, 2003, unless the Term is extended as provided in Section A of Part III of this Sublease or this Sublease is terminated as provided herein or because the Primary Lease is terminated.

          E.   Rent. Commencing as of the Effective Date, Subtenant shall pay on
               ----
Sublessor's behalf all Basic Rent and Additional Rent due and accruing under the Primary Lease directly to Owner (or as otherwise provided in the Primary Lease) when and as often as the same become due under the Primary Lease without demand, deduction or setoff. Within 20 days after the Effective Date, rent, real estate taxes and other charges payable by the tenant under the Primary Lease relating to any period before the Effective Date which become due and payable after the Effective Date and such amounts heretofore paid by Sublessor relating to any period from and after the Effective Date shall be prorated on a dally basis between Sublessor and Subtenant so that Sublessor pays all such amounts relating to periods prior to the Effective Date and Subtenant pays all such amounts relating to any part of the Term. The net amount so owed by one party to the other shall be paid within 30 days after the Effective Date.

          If Subtenant fails to timely pay or perform any of the tenant's obligations under the Primary Lease and Sublessor pays or performs same in accordance with Section B of Part III of this Sublease, Subtenant shall reimburse such amounts paid or the actual and reasonable cost of such performance to Sublessor Immediately upon demand, as additional rent under this Sublease.

          F.   Use. The Demised Premises shall be used throughout the Term only
               ---
for general office use, including a telephone call center related to Subtenant's travel bookings business and/or for any other use or uses permitted by the Primary Lease. Subtenant shall, at its own expense, comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities now in force or which hereafter may be in force, with respect to Subtenant's specific use, occupation or alteration of the Demised Premises, including without limitation, environmental laws and regulations (collectively, "Laws"). Subtenant agrees to indemnify, defend and hold Sublessor harmless from and against any penalty, damage or charge imposed for any violation by Subtenant, its agents, contractors or employees of any Laws.

          G.   Assignment and Subletting. Subtenant shall not assign, mortgage
               -------------------------
or hypothecate the subleasehold estate created hereby or any interest therein, nor may Subtenant sublet the Demised Premises or any portion thereof, without in each and every instance obtaining the prior written consent of Sublessor and Owner, which consent by Sublessor may be withheld or conditioned in its sole and absolute discretion. Neither the sale or acquisition of the stock of Subtenant nor the merger of Subtenant into or with another corporation shall be deemed a breach of the foregoing covenant.

          H.   Alterations and Repairs. Any installation, alterations
               -----------------------
construction or modification to the Demised Premises by Subtenant requiring Owner's approval under the Primary Lease shall additionally require Sublessor's prior written approval. Sublessor shall either approve or disapprove such alterations or other changes on the same terms, conditions and within the same time periods as apply to Owner and are stipulated in the Primary Lease. Due to Sublessor's potential liability for any such alterations or Improvements under
Section 19.1 of the Primary Lease, Sublessor may withhold such approval in its sole and absolute discretion. In no circumstances shall Sublessor have any obligation to Subtenant to in any way maintain, repair, alter or reconstruct any improvements, equipment, fixtures or personalty in or on the Demised Premises. Subtenant shall have no responsibility to Sublessor or Owner under Section 19.1 with respect to Improvements or alterations made by Sublessor prior to the Effective Date.

          I.   Entry by Sublessor. Subtenant acknowledges that Owner has certain
               ------------------
rights of access to the Demised Premises as stated in the Primary Lease. Subtenant agrees that, in addition, Sublessor shall have the same rights of access to the Demised

Premises under this Sublease as Owner has under the Primary Lease, except that Sublessor may also enter the Demised Premises at any time following a default by Subtenant under this Sublease after the lapse of the applicable grace or cure period stated in Section M below. Sublessor agrees not to do or permit its agents, contractors, or employees to do anything during the Term of this Sublease that would constitute a breach or default by the tenant under the Primary Lease.

          J.   Rights under Primary Lease. Subtenant acknowledges and agrees
               --------------------------
that the only services, amenities and rights with respect to the Demised Premises to which Subtenant is entitled under this Sublease are those belonging to the tenant under the Primary Lease (subject to all the provisions, restrictions and conditions imposed by the Primary Lease). Sublessor shall have no liability to Subtenant for any failure of Owner to observe and perform its obligations as the landlord under the Primary Lease, nor shall any such failure by Owner entitle Subtenant to any abatement or setoff of any amount payable under this Sublease, except and only to the extent provided in the Primary Lease. Notwithstanding the foregoing, upon the reasonable request of subtenant, Sublessor will demand performance by Owner of its obligations under the Primary Lease and so long as Subtenant pays the costs and expenses thereof (including, without limitation, attorneys' fees) Sublessor will commence and prosecute appropriate judicial proceedings to enforce the tenant's rights and remedies under the Primary Lease and available at law or in equity. Subtenant hereby acknowledges that it has no privity of contract with Owner, and that Owner's obligations under the Lease inure solely to the Sublessor.

          K.   Indemnification and Insurance. Subtenant agrees to indemnify,
               -----------------------------
defend and hold Sublessor harmless from all claims, damages, losses, liabilities and expenses in connection with loss of life, bodily or personal injury or property damage occurring (a) on or about the Demised Premises during the Term and any other period of Subtenant's occupancy of the Demised Premises or (b) arising from or out of the use or occupancy of the Demised Premises by Subtenant, its employees, contractors or agents. Subtenant shall provide Sublessor with certificates evidencing the existence of the insurance coverages required of the tenant under the Primary Lease prior to the date of Subtenant's use or occupancy of the Demised Premises, which policies shall name Sublessor and Owner as additional insureds. Such policies or certificates shall bear endorsements by which the insurer agrees to notify Sublessor not less than ten days in advance of any reduction or cancellation of coverage.

          L.   Surrender of Possession. Upon expiration of the Term or earlier
               -----------------------
termination of this Sublease, Subtenant will quit and surrender the Demised Premises to Sublessor or Owner, as applicable, in the condition required by the Primary Lease.

          M.   Default. Each of the following shall constitute a default by
               -------
Subtenant under this Sublease:

               1. If Subtenant fails to pay Basic Rent or any other amount payable by Subtenant under this Sublease or the Primary Lease when due, and such failure continues for ten days after receipt of written notice from Owner or Sublessor of such nonpayment, or

               2. If Subtenant fails to observe or perform any of its obligations under this Sublease or the Primary Lease when due, and such failure continues for 20 days after receipt of written notice from Owner or Sublessor thereof.

Upon the occurrence of any default, Sublessor may, in addition to exercising any of its legal or equitable remedies, elect to: (1) terminate this Sublease, whereupon Subtenant will immediately surrender possession of the Demised Premises and remain liable for all outstanding amounts accrued and owed under this Sublease and the Primary Lease, or (2) subject to Owner's rights under the Primary Lease, without terminating this Sublease, re-enter the Demised Premises and remove all persons and property, either by summary eviction proceedings or by any other suitable action or proceeding at law, or by self-help lawfully repossess the Demised Premises, without demand or notice except as required by law, without being guilty of trespass, and without prejudice to any other right or remedy of Sublessor or Owner. If this Sublease is terminated without the Primary Lease being terminated, Sublessor may, at its option, relet the Demised Premises or any portion thereof (subject to Owner's rights under the Primary Lease to approve an assignment or subletting), and receive and collect the rents therefor, applying the same first to the payment of such expenses as Sublessor may incur in recovering possession of the Demised Premises, including attorneys' fees, and for putting the Demised Premises into good order or condition, or preparing or altering the same for re-rental, and all other expenses, commissions and charges paid, assumed or incurred by Sublessor in or for reletting the Demised Premises, and Subtenant shall remain liable for any deficiency in amounts then due or thereafter payable under this Sublease and the Primary Lease.

          N.   Limitation of Sublessor's Liability. Unless negligently or
               -----------------------------------
intentionally caused by Sublessor or its agents, contractors or employees, Sublessor shall not be liable for, and, to the extent permitted by law, Subtenant hereby releases Sublessor and its agents and employees from, all claims, damages, losses, liabilities and expenses in connection with loss of life, bodily or personal injury or property damage sustained by Subtenant or its agents, contractors, employees, invitees, or licensees on or about the Demised Premises and resulting from any cause whatsoever. Without limiting the foregoing, unless negligently or intentionally caused by Sublessor or its agents, contractors or employees, Sublessor shall not be liable for any damage to Subtenant's property caused by bursting, stoppages, or leaking of water, gas, sewage or steam pipes, flooding, or by refrigerators, sprinkling devices, air conditioning apparatus, water, snow, ice, frost, steam, excessive heat or cold, broken glass, odor or noise, or any other cause. All property belonging to Subtenant or any occupant of the Demised Premises shall be at the risk of Subtenant, and Sublessor shall not be liable for loss or damage thereto by reason of theft or misappropriation.

          O.   Accord and Satisfaction. No payment by Subtenant or receipt by
               -----------------------
Sublessor or Owner of a lesser amount than any payment of rent or other charges herein or in the Primary Lease stipulated shall be deemed to be other than on Subtenant's account and applied to the earliest stipulated rent or charge, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Sublessor may accept such check or payment without prejudice to Sublessor's right to recover the balance due or pursue any other remedy provided for in this Sublease or available at law or in equity.

          P.   Estoppel. Sublessor and Subtenant agree at any time, upon not
               --------
less than 30 days' prior written request, to execute, acknowledge and deliver a written statement certifying that this Sublease is unmodified and in full force and effect (or, to the modifications if applicable), the dates to which Rent and other charges have been paid pursuant to this Sublease, and whether it has any known claim against the requesting party for a breach of this Lease (or specifying the nature and extent of each known breach).

          Q.   Consents and Waivers. Subtenant agrees that it shall be obligated
               --------------------
to obtain Sublessor's prior written consent (in addition to Owner's consent), within the same time periods required for Owner's consent, to any action to which Owner's consent or waiver would be required under the Primary Lease (this includes not only matters stated in the Primary Lease as requiring Owner's approval, but also any deviation from the terms of the Primary Lease requiring Owner's consent or waiver); provided that where Owner is required not unreasonably to withhold a consent, then Sublessor likewise agrees not unreasonably to withhold its consent to the matter or request in question (except as otherwise stated herein).

II.       Subordination and Attornment by Subtenant.
          -----------------------------------------

          A.   Subordination by Subtenant to Third Parties. Subtenant agrees
               -------------------------------------------
that this Sublease shall be subordinate to the Primary Lease, any existing ground leases, mortgages, conditions, easements, restrictions or encumbrances of record. Subtenant agrees that, upon the request of Sublessor or Owner, it will subordinate this Sublease, in writing, to any present or future ground lease or to the lien of any present or future mortgage to a bank, insurance company or similar commercial lender that may become necessary or desirable from time to time irrespective of the time of execution hereof or the time of recording of any such mortgage or ground lease on condition only that the holder of any such mortgage or ground lease, or any other person claiming thereunder, agrees to recognize that this Sublease and the rights of Subtenant hereunder shall continue in full force and effect and that Subtenant's rights and possession of the Demised Premises shall not be terminated or disturbed unless Subtenant defaults under this Sublease.

          B.   Attornment by Subtenant. Subtenant agrees to attorn to Owner
               -----------------------
under the Primary Lease as if it were a direct lease between Subtenant and Owner. If a mortgagee or holder of any ground lease or any person claiming under a mortgage or ground lease succeeds to the interest of Sublessor in this Sublease or Owner in the Primary Lease, Subtenant shall recognize and attorn to the mortgagee or person as landlord under this Sublease or landlord under the Primary Lease. The word "mortgage" as used herein includes mortgages, deeds of trust or other similar security instruments and modifications, consolidations, extensions, renewals, replacements and substitutes thereof.

          C.   Acceptance of Payment or Performance and Reservation of Rights.
               --------------------------------------------------------------
Owner shall accept payment or performance of the tenant's obligations under the Primary Lease from time to time from either or both of Subtenant and Sublessor. Owner reserves the right to enforce Sublessor's liability as tenant under the Primary Lease without any prior demand, proceeding or judgment against Subtenant. Any failure or refusal of Subtenant to perform its obligations under this Sublease will not constitute a defense or excuse for Sublessor's nonperformance of the tenant's obligations under the Primary Lease.

III.      Extension of Term; Sublessor's Cure Rights and Liabilities
          ----------------------------------------------------------

          A.   Assignment or Early Termination of Primary Lease. Sublessor
               ------------------------------------------------
agrees that if before May 15, 2003, Subtenant obtains Owner's consent to the assignment of the Primary Lease by Sublessor to Subtenant and Owner's agreement to release Sublessor and its guarantor from all liability under the Primary Lease upon such assignment, Sublessor will, upon Subtenant's request, assign its interest as tenant under the Primary Lease to Subtenant (without having exercised its early termination right under the Primary Lease) and pay to Subtenant the sum of $270,000.00.

          In the alternative, if by no later than May 15, 2003, Sublessor receives a written request from Subtenant for a 3-year extension of the Term of this Sublease, Sublessor shall notify Subtenant on or before May 31, 2003 of Sublessor's election and agreement to take one of the following two actions:

               1. Sublessor will notify Subtenant that Sublessor will exercise the early termination option in Section 1.3 of the Primary Lease (the "Termination Option"), and the Term of this Sublease will not be extended. If Sublessor makes this election it shall be obligated to exercise the Termination Option vis a vis Owner so that Subtenant will be free to negotiate with Owner to continue its occupancy of the Demised Premises.

               2. Sublessor agrees to the 3-year extension of the Term of this Sublease and Sublessor will not exercise the Termination Option. Thereupon, the Term of this Sublease shall be extended from December 31, 2003 to December 31, 2006, on all the same terms and conditions of this Sublease and the Primary Lease, including without limitation, rent as provided in the Primary Lease.

Absent a timely request by Subtenant for a 3-year extension of the Term of this Sublease, this Sublease shall expire as provided in Section D of Part I of this Sublease and Sublessor may exercise or refrain from exercising its rights under
Section 1.3 of the Primary Lease in its sole discretion, without imparting any rights or obligations on Subtenant as a result thereof.

          B.   Sublessor' Right to Cure. If Subtenant fails to make any payment
               ------------------------
or observe or perform any other obligation of Subtenant under this Sublease or the Primary

Lease before the lapse of the applicable cure period under Section M of Part I of this Sublease, then Sublessor may (but shall not be obligated to Subtenant to) make or perform the same, without waiving any default or releasing Subtenant of any of its obligations under this Sublease. Provided Sublessor gives Subtenant written notice thereof within 30 days after such performance by Sublessor, Subtenant shall be liable for all reasonable costs so incurred by Sublessor, together with interest at the rate of one percent (1%) above the prime rate from time to time charged by Citibank, N.A. or its successor, to corporate customers, which interest shall be deemed additional rent and shall be due and payable to Sublessor within 30 days after demand.

          C.   Sublessor's Liability. Neither this Sublease nor the existence of
               ---------------------
this Sublease will relieve Sublessor from liability to Owner for the observance and performance of the tenant's covenants, duties and obligations under the Primary Lease. During the term of the Primary Lease, Sublessor will continue to be directly and primarily liable to Owner for the full observance and performance of all of the tenant's covenants, duties and obligations under the Primary Lease, including, without limitation, the payment of rent and real estate taxes as provided in the Primary Lease. Owner may enforce Sublessor's liability as tenant under the Primary Lease without any prior demand, proceeding or judgment against Subtenant. Any failure or refusal of Subtenant to perform its obligations under this Sublease will not constitute a defense or excuse for Sublessor's nonperformance of the tenant's obligations under the Primary Lease. Any acts by Subtenant, its employees, agents, contractors, licensees, subtenants and concessionaires which violate any of the terms or conditions of the Primary Lease shall constitute a breach of the Primary Lease by Sublessor. Owner retains all rights against Sublessor in the Primary Lease for the nonperformance of any of the tenant's obligations thereunder.

IV.       Notices.
          -------

Any notice required or permitted hereunder to be delivered by Sublessor to Subtenant, or vice versa, shall be in writing and shall be deemed given (a) when delivered or refused, if delivered personally or by an overnight or other courier service which verifies delivery, or (b) the second business day after the postmark of a letter sent by registered or certified mail, return receipt requested, to the addressee's notice address stated below or at such other U.S. address as either party may designate by notice given as provided above. Copies of all such notices and requests from Subtenant to Owner, and vice versa, shall be concurrency sent as a courtesy to Owner.

To Sublessor:                               with a copy to:

          Federated Department Stores, Inc.    Federated Department Stores, Inc.
          7 West Seventh Street                7 West Seventh Street
          Cincinnati, Ohio 45202               Cincinnati, Ohio 45202
          Attn: Real Estate Department         Attn: Law Department

To Subtenant:

        Cheap Tickets Inc.
        1440 Kapiolani, Suite 800
        Honolulu, Hawaii 96814
        Attn: Dan Ternes

V.      Miscellaneous
        -------------

        A.  Brokers.
            -------

            (a) Subtenant warrants and represents to Sublessor that, other than Paladin Group, Inc., no other real estate broker and/or consultant has been involved by Subtenant in connection with this Sublease and Subtenant further agrees to indemnify and hold Sublessor harmless against any and all claims of any real estate broker and/or consultant resulting from a breach of the foregoing warranty and representation.

            (b) Sublessor warrants and represents to Subtenant that, other than Cushman & Wakefield, no other real estate broker and/or consultant has been involved by Sublessor in connection with this Sublease and Sublessor further agrees to indemnify and hold Subtenant harmless against any and all claims of any real estate broker and/or consultant resulting from a breach of the foregoing warranty and representation.

            (c) Within 15 days after the Effective Date, Sublessor shall pay to Paladin Group, Inc., a commission equal to $2.50 multiplied by the rentable square footage of the Demised Premises (48,840 square feet). Any fees or commissions payable to Cushman & Wakefleld as a result of this Sublease shall be the obligation of and paid by Sublessor.

     B.   Entire Agreement; Amendment. This Sublease and the Primary Lease
          ---------------------------
contain the entire agreement between the parties relating to the Demised Premises, and there is no other statement, agreement or representation, either oral or written. No present or past dealings or custom between the parties shall be permitted to contradict or modify the terms hereof or of the Primary Lease. No modification of this Sublease shall be binding unless in writing and signed by both parties. Subtenant's approval (not to be unreasonably withheld) shall be obtained before Sublessor agrees to any amendment of the Primary Lease while this Sublease is in force.

     C.   Interpretation, Severability. The laws of the state of Florida shall
          ----------------------------
govern the validity, performance and enforcement of this Sublease. As used herein, the word "including" is not limiting. If any part of this Sublease is held by any court of competent jurisdiction to be invalid, such judgment shall not affect or impair any other provision. Headings contained herein are for convenience only and do not define, limit, construe or amplify the terms hereof. Capitalized terms used, but not defined in this Sublease, shall have the meanings given them in the Primary Lease.

     D.   Successors and Assigns. The conditions, covenants and agreements
          ----------------------
contained in this Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors (including successors by merger, reincorporation, or operation of law) and permitted assigns. All covenants and terms of this Sublease shall run with the land. This Sublease shall not be recorded.

     E.   Authority. Each party and the individual(s) executing this Sublease on
          ---------
its behalf represent and warrant to the other parties that such individual(s) have full right, power and authority to execute this Sublease on behalf of the party indicated and, if such party is an entity rather than a natural person, that such entity has full corporate, partnership or other power and authority to enter into this Sublease and has taken all corporate, partnership or other organizational action necessary to carry out the transaction contemplated hereby, so that when executed this Sublease constitutes a valid and binding obligation enforceable against such corporation.

     F.   Attorney's Fees.  If any party institutes legal proceedings in
          ---------------
connection with the terms, conditions or covenants of this Sublease, the party(ies) against whom judgment is entered shall pay, in the respective amounts awarded by the court, all reasonable costs, charges and expenses relative thereto, including reasonable attorney's fees at all trial and appellate levels, of the prevailing party.

     G.   Counterparts.  This Sublease may be signed in several counterparts
          ------------
with the same effect as if all parties signed the same document. The signature of a party on any counterpart may be removed and attached to any other counterpart to form a fully executed original of this Sublease.

                                            Sublessor:

Witness/Attest:                             Customer Communications Center, Inc.


/s/ Klaus M. Ziermaier                      By: /s/ Gary J. Nay
--------------------------------------          --------------------------------
Klaus M. Ziermaier, Ass't. Secretary            Gary J. Nay, Vice President

Witness/Attest:                                 Subtenant:

                                                Cheap Tickets, Inc.,
/s/ Maria Sullivan                              a Delaware corporation
--------------------------------------
MARIA SULLIVAN


                                                By:/s/ Sam E. Galeotos
                                                --------------------------------
                                                Print Name: SAM E. GALEOTOS
                                                            --------------------
                                                 Title: PRESIDENT & CEO
                                                        ------------------------

                           Owner's Consent to Sublease


         The undersigned ("Owner") is the current holder of the lessor's interest in the Primary Lease referenced in the above Sublease. Owner hereby consents to Sublessor subletting the Demised Premises to Subtenant as provided in such Sublease, which Sublease shall be subject and subordinate in all respects to the terms and conditions of the Primary Lease. Owner agrees to accept payment or performance of the tenant's obligations under the Primary Lease from time to time from either or both of Subtenant and Sublessor. Owner reserves the right to enforce Sublessor's liability as tenant under the Primary Lease without any prior demand, proceeding or judgment against Subtenant, and, notwithstanding the Sublease, Sublessor shall remain liable for the tenant's obligations under the Primary Lease. Any failure or refusal of Subtenant to observe or perform the tenant's obligations under the Primary Lease pursuant to the Sublease will not constitute a defense or excuse for Sublessor's breach of such tenant's obligations under the Primary Lease.

         Owner agrees to concurrently send to Subtenant at its notice address pursuant to the Sublease courtesy copies of all notices it sends to Sublessor pursuant to or concerning the Primary Lease. Owner hereby notifies Sublessor and Subtenant that notices and rent payments to Owner under the Primary Lease hereafter shall be sent to the following address:

                              Glenborough Properties, LP.
                              4561 Gunn Highway
                              Tampa, Florida 33624

         Owner represents to Sublessor and Subtenant that: (a) the Primary Lease currently is in full force and effect and has not been modified; (b) Owner has given no notice to Sublessor of any breach of the Primary Lease by Sublessor which has not been cured; (c) Sublessor is current in the payment of rent under the Primary Lease, and (d) no consent or signature of any other person or entity (including any mortgagee) is required for Owner to execute and deliver this Consent to Sublease.

                                     Owner:

Witness/Attest:                      Glenborough Properties, L.P.,
                                     a California limited partnership

                                     By:
------------------------------          --------------------------------------
                                     Print Name:
                                                ------------------------------
                                     Title:
                                           -----------------------------------

STATE OF FLORIDA      )
                      ) SS:
COUNTY OF ____________)

         The foregoing instrument was acknowledged before me on June __, 2001, by general partner of Glenborough Properties, L.P., a California limited partnership, on behalf of the partnership.


                                   ---------------------------------------------
                                   Notary Public in and for the State of Florida

STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

         The foregoing instrument was acknowledged before me on June 4, 2001, by Gary J. Nay, Vice President of Customer Communications Center, Inc., a Minnesota corporation, on behalf of the corporation.


                                     ------------------------------------------
                                     Notary Public in and for the State of Ohio

STATE OF HAWAII   )
                  ) SS:
COUNTY OF HONOLULU)

         The foregoing instrument was acknowledged before me on June 4, 2001, by Sam E. Galeotes, President and CEO of Cheap Tickets, Inc., a Delaware corporation, on behalf of the corporation.


                                    --------------------------------------------
                                    Notary Public in and for the State of Hawaii

                                    EXHIBIT B
                                    ---------

                               [Legal Description]

                                    EXHIBIT C
                                    ---------

                   Equipment and Furniture Transfer Inventory

I.       Computer/Telephone Room/Emergency Power
         ---------------------------------------

II.

         A. Two (2) fifteen (15) ton Liebert air-conditioning units with connecting lines and roof-top condensers

         B. One (1) 225 KVA UPS System with all batteries, connecting lines and associated equipment


         C. One (1) 750 KW Emergency Diesel Powered Generator with all connecting lines, switch gear, 1,000 gallon diesel fuel tank and associated equipment

III.     Workstation Furniture
         ---------------------

         A. Approximately (but not less than) 400 Steelcase modular workstations, the majority of which are assembled in clusters of six (6), including all existing wiring, data cables, chairs and associated equipment, except that one hundred six (106) Steelcase Rally chairs will not be included.

IV.      Miscellaneous Furniture & Equipment Located in Various Offices,
         ---------------------------------------------------------------
         Training Rooms and Break room throughout the Facility
         -----------------------------------------------------

             1.   Modular Knoll - paneled walls
                  office chair

             2.   Modular Knoll
                  office chair and 2 side chairs

             3.   Modular Knoll - paneled walls
                  office chair

             4.   Raised Stations
                  modular work surface
                  2 chairs
                  2 door cabinet

             5. Two modular Knoll workstations, with 2 additional desk and panels, 4 chairs

             6.   Storage Room
                  steel and wood shelving
                  minimum of 18 four shelf units

             7.   Lobby
                  3 office chairs
                  2 glass display cabinets

             8.   Table and work surface for Applicants
                  Minimum of 11 chairs

             9.   2 side chairs
                  1 office chair

             10.  Storage Room
                  1 - 4 drawer vertical
                  3 shelves for paper

             11.  5 Modular Knoll Office Furniture
                  2 door steel cabinet

             12.  1 - two ped desk
                  1 - two door shelf
                  1 desk chairs

             13.  1 - 2 ped desk
                  1 - 2 drawer file
                  2 chairs

             14.  Storage Room
                  2 - four shelf modular units

             15.  1 - 2 ped desk

             16.  Interview Room
                  1 round table

             17.  8 - Knoll Modular panel systems
                  8 - chairs
                  2 - two door metal cabinets
                  1 - 4 shelves
                  1 - two drawer lateral

             18.  Knoll Module Office
                  1 desk chair

             19.  Storage
                  4 shelf unit

             20.  13 training tables

             21.  3 overhead projectors
                  Minimum of 24 chairs
                  1 - two door metal cabinet

             22.  14 training tables
                  2 - two door metal cabinets
                  1 - four drawer vertical file
                  1 - stand

             23.  Conference Table
                  9 chairs

             24.  Conference Table
                  4 folding tables
                  6 chairs

             25.  3 Knoll Modular desks and panels
                  2 - two ped desks
                  5 chairs
                  Misc. steel shelving units
                  2 - two door cabinets
                  2 - four shelf book

             26.  21 round tables
                  72 lunchroom chairs
                  2 refrigerator

             27.  7 - two pedestal desks
                  1 conference table
                  3 training room tables
                  1 bank of 18 personnel lockers
                  1 bank of 6 personnel lockers
                  6 chairs
                  2 Knoll Modular office furniture and multiple panel systems

             28.  9 tables - 8 chairs

             29.  Office
                  Knoll Modular office
                  cabinet and file
                  credenza
                  round table and four chairs
                  1 office chair
                  2 side chairs

             30.  2 Knoll Modular Stations
                  2 chairs
                  2 drawer files

             31.  Storage
                  7 metal shelves

             32.  1 - two ped desk
                  2 chairs
                  1 - two shelf book

             33.  3 - two ped desks
                  2 - four drawer files
                  3 chairs

             34.  Knoll Modular Office
                  3 chairs
                  1 - six shelf steel book
                  1 - two shelf steel book

             35. Existing white boards, easels and overhead projection screens

                Telecommunications Network/Equipment Inventory

PBX Equipment Inventory

Description                                                               Leased                Owned
-----------                                                               ------                -----
         Avaya/Lucent Definity G3r                                          x
         Currently configured for: 528 Digital Phones and 39
         T1's MAPD/CVLAN                                                    x
         Centigram/Bay/Point                                                x
         CMS and BCMS                                                       x
         Music on Hold                                                                            x
         Paging System                                                                            x

Installed Sets          Phone Type                    Quantity            Leased                Owned
--------------          ----------                    --------            ------                -----
                        Call Master 3                        338            x
                        7406                                  54            x
                        7402                                  34            x
                        8410                                  14            x
                        8110                                   1            x

Switch Real Estate      Board Type                    Quantity            Leased                Owned
------------------      ----------                    --------            ------                -----
                        TN767 DS1 Interface              22                 x
                        TN464 DS1 Interface              17                 x
                        8 Port Digital Line              66                 x
                        16 Port Digital Line              1                 x
                        Analog Line                       3                 x
                        COT (Central Office Trunk)        1                 x
                        Auxiliary Trunk                   2                 x
                        Map D                             1                 x
                        Announcement                      3                 x
                        Call Classifier                   6                 x
                        DS1 Interface                    11                 x

Miscellaneous           Lock & Key - Model #615                             x
-------------
                        Emergency Transfer Panel                            x
                        Monitor and Key Board                               x
                        Inter alia - Recording                                                    x
                        Equipment
                        (1) DDM1000 Multiplexor                                                   x
                        (52) Larsecom TNDS                                                        x
                        CSU's
                        Cabling infrastructure,                                                   x
                        equipment racks
                        Patch panels (for                                                         x
                        workstation cabling),
                        patch cables

LAN/WAN Equipment Inventory
         (2) Cisco 3640's - 3600 4 slot mod router                          x
         (2) Mem3640-32U128D - 32-128MB Dram upgrade                        x
         (2) Mem3600-8U16FS - 8 to 16 Mb Flash Factory                      x
         (4) NM - 1E1R2W 1 Ethernet, 1TR, 2 Wan                             x
         (4) WIC-1T 1 Port Ser Wan Inter                                    x
         (2) NM-1FE-TX 1 Port Fst Eth Net Mod                               x
         (2) Canary Transceiver racks and associated transceivers                                 x

                                   EXHIBIT D
                                   ---------

                                  BILL OF SALE

         Customer Communications Center, Inc., a Minnesota corporation ("Seller"), for and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration paid by Cheap Tickets, Inc., a Delaware corporation ("Buyer"), the receipt and adequacy of which are hereby acknowledged, has BARGAINED, SOLD and DELIVERED, and by these presents does BARGAIN, SELL and DELIVER, unto Buyer all of the installations, furnishings, furniture, building systems equipment, trade fixtures, lighting fixtures, showcases, mirrors, carpets, and all other items of personal property not intended for retail sale which are owned by Seller and are now attached to or located upon the real property described in Exhibit A, or installed in any improvements situated upon such real property (except for the Excluded Personalty, collectively the "Personalty"), together with all assignable warranties relating thereto, if any. The items listed or described in Exhibit B are specifically excluded from this Bill of Sale and are retained by Seller or the other owner(s) thereof (collectively, the "Excluded Personalty").

         Seller represents and warrants to Buyer that the Personalty is free of all liens and encumbrances, and that Seller has full right, power and authority to sell the Personalty.

         THE PERSONALTY IS SOLD "AS IS, WHERE-IS", WITH ALL FAULTS, AND, EXCEPT AS STATED ABOVE, SELLER EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS, WARRANTIES OR GUARANTIES, OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, CONCERNING THE PERSONALTY, INCLUDING, BUT NOT LIMITED TO, (I) THE VALUE, MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, OF THE PERSONALTY, (II) THE MANNER OF REPAIR, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF ANY PERSONALTY, AND (III) ANY WARRANTIES THAT MIGHT ARISE BY COMMON LAW.

         EXECUTED and delivered as of __________, 200__.

                                       Customer Communications Center, Inc.

                                       By:
                                          --------------------------------------
                                             Gary J. Nay, Vice President

                         LONG TERM NET LEASE AGREEMENT


                       OPUS SOUTH CORPORATION - Landlord


                 CUSTOMER COMMUNICATIONS CENTER, INC. - Tenant

                               TABLE OF CONTENTS

ARTICLE I             TERM OF LEASE...........................................................................   1
   Section 1.1        Term of Lease...........................................................................   1
   Section 1.2        Early Occupancy.........................................................................   1
   Section 1.3        Early Term Expiration Date..............................................................   2
   Section 1.4        Option to Renew.........................................................................   2
   Section 1.5        Arbitration.............................................................................   3

ARTICLE II            CONSTRUCTION OF IMPROVEMENTS............................................................   4
   Section 2.1        Landlord's Improvements.................................................................   4
   Section 2.2        Possession Date; Excused Delay..........................................................   5
   Section 2.3        Possession of Demised Premises..........................................................   5
   Section 2.4        Construction Guaranty...................................................................   6
   Section 2.5        Tenant's Acceptance of Demised Premises.................................................   6
   Section 2.6        Repair and Maintenance..................................................................   7

ARTICLE III           BASIC RENT..............................................................................   7
   Section 3.1        Basic Rent..............................................................................   7
   Section 3.2        Basic Rent Adjustment...................................................................   8
   Section 3.3        Additional Rent.........................................................................   8
   Section 3.4        Delinquent Rental Payments..............................................................   8

ARTICLE IV            USE OF DEMISED PREMISES.................................................................   9
   Section 4.1        Permitted Use...........................................................................   9
   Section 4.2        Preservation of Demised Premises........................................................   9
   Section 4.3        Hazardous Substances....................................................................   9
   Section 4.4        Hazardous Material Representation by Landlord...........................................  11
   Section 4.5        Landlord's Hazardous Materials Indemnification..........................................  11
   Section 4.6        Discovery of Hazardous Materials Not Caused by Landlord or Tenant.......................  12

ARTICLE V             PAYMENT OF TAXES, ASSESSMENTS, ETC......................................................  12
   Section 5.1        Payment of Impositions..................................................................  12
   Section 5.2        Tenant's Right to Contest Impositions...................................................  13
   Section 5.3        Levies and Other Taxes..................................................................  14
   Section 5.4        Evidence of Payment.....................................................................  14
   Section 5.5        Escrow for Taxes and Assessments........................................................  14
   Section 5.6        Landlord's Right to Contest Impositions.................................................  15

ARTICLE VI            INSURANCE...............................................................................  15
   Section 6.1        Tenant's Insurance Obligations..........................................................  15
   Section 6.2        Insurance Coverage......................................................................  16
   Section 6.3        Insurance Provisions....................................................................  16
   Section 6.4        Waiver of Subrogation...................................................................  16
   Section 6.5        Tenant's Indemnification of Landlord....................................................  17
   Section 6.6        Unearned Premiums.......................................................................  17

   Section 6.7        Blanket Insurance Coverage..............................................................  17
   Section 6.8        Landlord's Insurance Obligations........................................................  17

ARTICLE VII           UTILITIES...............................................................................  17
   Section 7.1        Payment of Utilities....................................................................  17
   Section 7.2        Additional Charges......................................................................  18

ARTICLE VIII          REPAIRS.................................................................................  18
   Section 8.1        Tenant's Repairs........................................................................  18
   Section 8.2        Maintenance.............................................................................  18
   Section 8.3        Tenant's Waiver of Claims Against Landlord..............................................  18
   Section 8.4        Prohibition Against Waste...............................................................  19
   Section 8.5        Landlord's Obligations with Respect to Roof or Structural Failure.......................  19
   Section 8.6        Landlord's Obligation to Reimburse Tenant for Certain Repairs...........................  19

ARTICLE IX            COMPLIANCE WITH LAWS AND ORDINANCES.....................................................  19
   Section 9.1        Compliance with Laws and Ordinances.....................................................  19
   Section 9.2        Compliance with Permitted Encumbrances..................................................  20
   Section 9.3        Tenant's Obligations....................................................................  20
   Section 9.4        Tenant's Right to Contest Laws and Ordinances...........................................  20

ARTICLE X             MECHANIC'S LIENS AND OTHER LIENS........................................................  21
   Section 10.1       Freedom from Liens......................................................................  21
   Section 10.2       Landlord's Indemnification..............................................................  22

ARTICLE XI            INTENT OF PARTIES.......................................................................  22
   Section 11.1       Net Lease...............................................................................  22
   Section 11.2       Entry by Landlord.......................................................................  23
   Section 11.3       Interest on Unpaid Amounts..............................................................  23

ARTICLE XII           DEFAULTS................................................................................  24
   Section 12.1       Event of Default........................................................................  24
   Section 12.2       Surrender of Demised Premises...........................................................  25
   Section 12.3       Reletting by Landlord...................................................................  25
   Section 12.4       Survival of Tenant's Obligations........................................................  25
   Section 12.5       Damages.................................................................................  26
   Section 12.6       No Waiver...............................................................................  26
   Section 12.7       Landlord's Remedies.....................................................................  26
   Section 12.8       Bankruptcy..............................................................................  27
   Section 12.9       Landlord's Default - Offset Rights......................................................  27

ARTICLE XIII          DESTRUCTION AND RESTORATION.............................................................  28
   Section 13.1       Destruction and Restoration.............................................................  28
   Section 13.2       Application of Insurance Proceeds.......................................................  29
   Section 13.3       Continuance of Tenant's Obligations.....................................................  29
   Section 13.4       Availability of Insurance Proceeds......................................................  30
   Section 13.5       Completion of Restoration...............................................................  30

   Section 13.6       Termination of Lease....................................................................  30

ARTICLE XIV           CONDEMNATION............................................................................  31
   Section 14.1       Condemnation of Entire Demised Premises.................................................  31
   Section 14.2       Partial Condemnation/Termination of Lease...............................................  31
   Section 14.3       Partial Condemnation/Continuation of Lease..............................................  32
   Section 14.4       Continuance of Obligations..............................................................  34
   Section 14.5       Adjustment of Rent......................................................................  34

ARTICLE XV            ASSIGNMENT, SUBLETTING, ETC.............................................................  34
   Section 15.1       Restriction on Transfer.................................................................  34
   Section 15.2       Restriction From Further Assignment.....................................................  35
   Section 15.3       Tenant's Failure to Comply..............................................................  35

ARTICLE XVI           SUBORDINATION, NONDISTURBANCE,  NOTICE TO MORTGAGEE AND ATTORNMENT......................  36
   Section 16.1       Subordination by Tenant.................................................................  36
   Section 16.2       Landlord's Default......................................................................  36
   Section 16.3       Attornment..............................................................................  37

ARTICLE XVII          SIGNS...................................................................................  37
   Section 17.1       Tenant's Signs..........................................................................  37

ARTICLE XVIII         REPORTS BY TENANT.......................................................................  37
   Section 18.1       Annual Statements.......................................................................  37

ARTICLE XIX           CHANGES AND ALTERATIONS.................................................................  37
   Section 19.1       Tenant's Changes and Alterations........................................................  37

ARTICLE XX            MISCELLANEOUS PROVISIONS................................................................  40
   Section 20.1       Entry by Landlord.......................................................................  40
   Section 20.2       Exhibition of Demised Premises..........................................................  40
   Section 20.3       Indemnification.........................................................................  40
   Section 20.4       Notices.................................................................................  41
   Section 20.5       Quiet Enjoyment.........................................................................  42
   Section 20.6       Landlord's Continuing Obligations.......................................................  42
   Section 20.7       Estoppel................................................................................  43
   Section 20.8       Memorandum of Lease.....................................................................  43
   Section 20.9       Severability............................................................................  43
   Section 20.10      Successors and Assigns..................................................................  44
   Section 20.11      Captions................................................................................  44
   Section 20.12      Relationship of Parties.................................................................  44
   Section 20.13      Entire Agreement........................................................................  44
   Section 20.14      No Merger...............................................................................  44
   Section 20.15      Possession and Use......................................................................  44
   Section 20.16      No surrender During Lease Term..........................................................  44
   Section 20.17      Surrender of Demised Premises...........................................................  45

   Section 20.18      Holding Over............................................................................  45
   Section 20.19      Survival................................................................................  45
   Section 20.20      Attorneys' Fees.........................................................................  45
   Section 20.21      Landlord's Limited Liability............................................................  46
   Section 20.22      Radon Gas...............................................................................  46
   Section 20.23      Broker's................................................................................  46
   Section 20.24      Waiver of Jury Trial....................................................................  46

ARTICLE XXI           GUARANTY BY FINGERHUT COMPANIES, INC....................................................  46
   Section 21.1       Guaranty................................................................................  46

ARTICLE XXII          OPTION TO PURCHASE......................................................................  47
   Section 22.1       Option to Purchase......................................................................  47
   Section 22.2       Purchase Price..........................................................................  47
   Section 22.3       Title Evidence..........................................................................  47
   Section 22.4       Phase I Environmental Report............................................................  47
   Section 22.5       Current Survey..........................................................................  47
   Section 22.6       Uniform Commercial Code.................................................................  48
   Section 22.7       Cure of Title and Survey Defects........................................................  49
   Section 22.8       Permitted Exceptions....................................................................  49
   Section 22.9       Closing Date............................................................................  49
   Section 22.10      Landlord's Obligations at Closing.......................................................  49
   Section 22.11      Tenant's Obligations at Closing.........................................................  50
   Section 22.12      Closing Costs...........................................................................  51
   Section 22.13      Prorations..............................................................................  51
   Section 22.14      Option Not to be Separated from Lease...................................................  51

ARTICLE XXIII         EXTRA TENANT IMPROVEMENTS...............................................................  51
   Section 23.1       Extra Tenant Improvements...............................................................  51

                                   EXHIBITS


Exhibit "A"    Legal Description and Permitted Encumbrances

Exhibit "B"    Plans and Outline Specifications

Exhibit "C"    Construction Schedule

Exhibit "D"    Absolute and Unconditional Lease Guaranty

Exhibit "E"    EXTRAS

                         LONG TERM NET LEASE AGREEMENT


     THIS AGREEMENT OF LEASE (the "Lease Agreement"), made this _____ day of April, 1996, by and between OPUS SOUTH CORPORATION, a Florida corporation ("Landlord") and CUSTOMER COMMUNICATIONS CENTER INC., a Minnesota corporation ("Tenant").

                                  WITNESSETH:

     Landlord, for and in consideration of the rents, covenants and agreements hereinafter reserved, mentioned and contained on the part of Tenant, its successors and assigns, to be paid, kept, observed and performed, has leased, rented, let and demised, and by these presents does lease, rent, let and demise unto Tenant, and Tenant does hereby take and hire, upon and subject to the conditions and limitations hereinafter expressed, all that parcel of land situated in the City of Tampa, County of Hillsborough and State of Florida, described in Exhibit "A" attached hereto and made a part hereof, together with any appurtenant easements described in said Exhibit "A" (the "Land"), together with all improvements located on and to be constructed thereon. Landlord's Improvements (as defined in Article II) and all other improvements, machinery, equipment, fixtures and other property, real, personal or mixed (except Tenant's trade fixtures) installed or located thereon, together with all additions, alterations and replacements thereof are hereinafter referred to as the "Improvements." The Land and the Improvements are hereinafter referred to as the "Demised Premises." The Demised Premises are subject to the easements, restrictions, reservations and other matters (collectively, the "Permitted Encumbrances") set forth in said Exhibit "A". The structures located upon and being a part of the Demised Premises which are constructed for human occupancy or for storage of goods, merchandise, equipment, or other personal property are collectively called the "Building."

                                   ARTICLE I
                                 TERM OF LEASE

     Section 1.1 Term of Lease. The term of this Lease Agreement shall commence on the later of (a) January 1, 1997, or (b) the date of substantial completion (as hereinafter defined) of Landlord's Improvements and delivery of possession of the Demised Premises and the substantially completed Landlord's Improvements to Tenant (the "Commencement Date"), and shall end ten (10) years thereafter, unless sooner terminated as provided herein or unless properly extended for the Renewal Term (as hereinafter defined). The initial term of the Lease Agreement, as set forth above, is sometimes hereinafter referred to as the "Initial Term."

     Section 1.2 Early Occupancy. Without adjusting the Commencement Date of this Lease Agreement or the Initial Term of this Lease Agreement, Tenant shall be permitted to occupy and use the Demised Premises for the period from and after the Possession Date (as hereinafter defined) to the Commencement Date (the "Early Occupancy Period") subject to all terms and conditions of this Lease Agreement, including, but not limited to Tenant's obligation to pay all Additional Rent (as hereinafter defined) and all other amounts payable by Tenant hereunder which may be payable or accrue during the Early Occupancy Period; provided, however, during the Early Occupancy Period Tenant shall not be obligated to pay Basic Rent (as hereinafter defined) to Landlord. The Commencement Date shall remain the same regardless of any change in the Possession Date from August 1, 1996.

     Section 1.3 Early Term Expiration Date. Notwithstanding anything contained in Section 1.1 of this Lease Agreement, Tenant may elect to accelerate the expiration of the Initial Term of this Lease Agreement from the date specified in Section 1.1 hereof to the last day of the eighty-fourth (84th) month following the Commencement Date (the "Early Term Expiration Date"), so that the Initial Term of this Lease Agreement shall expire on the Early Term Expiration Date, by (a) providing Landlord with written notice on or before a date which is one hundred eighty (180) days prior to the Early Term Expiration Date (the "Early Term Expiration Notification Date") (time being of the essence with respect to such notice), of Tenant's election to accelerate the expiration of the Initial Term of this Lease Agreement to the Early Term Expiration Date, and
(b) paying a termination fee in consideration of Landlord's agreement to so accelerate the expiration of the Initial Term of this Lease Agreement to the Early Term Expiration Date in an amount equal to Two Hundred Seventy Thousand and No/100ths Dollars ($270,000.00) (the "Early Term Expiration Fee"), which amount shall be paid concurrently with the written notification delivered to the Landlord on or before the Early Term Expiration Notification Date. The Early Term Expiration Fee shall not be deemed to be rent payable by Tenant hereunder, but rather, a payment by Tenant in consideration of Landlord's agreement to accelerate the expiration of the Initial Term of this Lease Agreement as provided in this Section 1.3.

     Section 1.4 Option to Renew. Tenant shall have the right, to be exercised as hereinafter provided, to extend the term of this Lease Agreement for one (1) extension period of ten (10) years, such period sometimes hereinafter referred to as the "Renewal Term" upon the following terms and conditions and subject to the limitations hereinafter set forth:

          (a) That at the time hereinafter set forth for the exercise of the Renewal Term or the commencement of the Renewal Term, as the case may be, this Lease Agreement shall be in full force and effect, and Tenant shall not be in default in the performance of any of the terms, covenants and conditions herein contained which has not been remedied within the cure period in this Lease Agreement as of the exercise of the Renewal Term or the commencement of the Renewal Term, as the case may be. It is provided, however, that Landlord, at Landlord's sole option, may elect to waive this condition and any default which may exist on the part of Tenant, as Landlord may determine, in Landlord's sole and absolute discretion.

          (b) Except as otherwise specifically provided in this Section 1.4, the Renewal Term shall be upon the same terms, covenants and conditions contained in this Lease Agreement except the Basic Rent for each year of the Renewal Term shall be equal to the annual fair market Basic Rent for the Demised Premises including all buildings, structures and fixtures erected thereon, together with all additions, alterations and replacements thereof (except Tenant's trade fixtures, machinery and equipment and except all alterations constructed by Tenant at Tenant's sole cost and expense), but in no event shall such annual fair market Basic Rent be less than the annual Basic Rent payable by Tenant during the last year of the Initial Term of this Lease Agreement. All other payments on the part of Tenant to be made as provided in this Lease Agreement shall continue to be paid during the Renewal Term including, but without limitation, all payments of Additional Rent as required herein. Landlord and Tenant shall endeavor to agree upon the fair market annual Basic Rent for the entire Renewal Term for a period of thirty (30) days following the date of Tenant's delivery of the Renewal Notice (as hereinafter defined). Any agreement reached by the parties with respect to such annual fair market Basic Rent for the Renewal Term shall be expressed in writing and shall be executed by the parties and a copy thereof delivered to each of the parties. Should Landlord and Tenant fail to agree within said thirty
     (30) day period upon the annual fair market Basic Rent for the Renewal Term, then such annual fair market Basic Rent shall be determined once for the entire Renewal Term by arbitration in accordance with the provisions of
     Section 1.5 hereof; provided, however, in no event shall the annual fair market Basic Rent for any year in the Renewal Term as determined by such arbitration be less than the annual Basic Rent paid by Tenant under this Lease Agreement for the last year of the Initial Term hereof.

          (c) The annual Basic Rent during the Renewal Term shall be payable in equal monthly installments equal to one-twelfth (1/12th) of the annual Basic Rent as established for the Renewal Term, in advance on the first day of each calendar month during the Renewal Term.

          (d) Tenant shall exercise its right to extend the term of this Lease Agreement for the Renewal Term by notifying Landlord, in writing, of its election to exercise the right to renew and extend the term of this Lease Agreement for the Renewal Term on or before April 1, 2006, time being of the essence with respect to such notice (the "Renewal Notice").

          (e) There shall be no further additional right to renew this Lease Agreement other than as herein set forth. Any termination of this Lease Agreement shall terminate the right of renewal contained hereunder.

     Section 1.5 Arbitration. Any determination of the annual fair market Basic Rent for the Renewal Term required by or arising under the provisions of Section
1.4 hereof requiring arbitration shall be carried on and concluded in accordance with the following provisions:

          (a) In each case where it shall become necessary to resort to arbitration, and the subject of the arbitration is to determine the annual fair market Basic Rent for the Renewal Term, all arbitrators appointed by or on behalf of either party or appointed pursuant to the provisions hereof shall be MAI members of the American Institute of Real Estate Appraisers of improved commercial industrial real estate in the Tampa, Florida, metropolitan area and be devoting substantially all of their time to professional appraisal work at the time of appointment and be in all respects impartial and disinterested.

          (b) The party desiring such arbitration shall give written notice to that effect to the other party, specifying in such notice the name, address and professional qualifications of the person designated to act as arbitrator on its behalf. Within ten (10) days after service of such notice, the other party shall give written notice to the party desiring such arbitration specifying the name, address and professional qualifications of the person designated to act as arbitrator on its behalf. If the two arbitrators so selected cannot agree within fifteen (15) business days after the appointment of the second arbitrator, the two arbitrators shall, within ten (10) business days thereafter select a third arbitrator. The three arbitrators as then so chosen shall undertake to render a decision within thirty (30) days after the appointment of such third arbitrator, and in the event that the three arbitrators cannot agree, then the decision of any two of the three arbitrators shall be deemed binding upon the parties. Each party shall pay the fees and expenses of the arbitrator appointed by or on behalf of such party, and the fees and expenses of the third arbitrator shall be borne equally by both parties. If the party receiving a request for arbitration fails to appoint its arbitrator within the time above specified, then either party on behalf of both parties may request such appointment of such second or third arbitrator, as the case may be, by application to any judge of the Circuit Court of Hillsborough County, Florida, upon ten (10) days prior written notice to the other party. The arbitrators so selected shall have all rights and powers conferred on them by the Florida Arbitration Code, and, except as otherwise provided herein, the arbitration proceeding shall be carried and governed by such code.

                                  ARTICLE II
                         CONSTRUCTION OF IMPROVEMENTS

     Section 2.1 Landlord's Improvements. Landlord agree to furnish at Landlord's sole cost and expense all of the material, labor and equipment for the construction on the Land of the improvements specified on the Plans and Outline Specifications (the "Plans and Specifications") which are attached hereto or described on and made a part hereof as Exhibit "B" ("Landlord's Improvements"). Landlord's Improvements shall be constructed in a good and workmanlike manner in accordance with the Plans and Specifications and Landlord agrees to complete the construction thereof in accordance with all applicable federal, state, local and governmental codes (including building codes), statutes, laws, rules and regulations as in effect and interpreted on the date that all of the applicable building permits for Landlord's Improvements have been received (the "Permit Date"). If there occurs any change in any such applicable codes (including building codes) statutes, laws, rules or regulations or the interpretation or enforcement thereof between the Permit Date and the Possession Date then (i) if such change is not caused by any change requested in Landlord's Improvements by Tenant and as a result of such change Landlord will be unable to obtain a certificate of occupancy for Landlord's Improvements, then Landlord shall undertake to comply with any such change at Landlord's sole cost and expense, (ii) if such change results from a change in Landlord's Improvements requested by Tenant and such change prevents the obtaining of a certificate of occupancy for Landlord's Improvements, then the costs associated with such change shall be borne by Tenant, and (iii) if such change does not result in any inability to obtain a certificate of occupancy for Landlord's Improvements, then Landlord shall have no obligation to cause Landlord's Improvements to comply with any such change occurring after the Permit Date.

     Construction of Landlord's Improvements shall take place in accordance with the construction schedule attached hereto as Exhibit "C" (the "Construction Schedule"). The Construction Schedule is based upon the following deliveries of equipment by Tenant to Landlord on or before the following dates: UPS System, May 10, 1996; Auto Transfer Switch,

May 15, 1996; TVSS, June 1, 1996; Emergency Generator, June 25, 1996. To the extent that Tenant delays the delivery of any of the aforesaid items of equipment beyond the date above specified, such delay shall entitle Landlord to claim an "Excused Delay" (as hereinafter defined) equal to the number of days which such delinquent delivery delays construction of Landlord's Improvements. Tenant shall pay to Landlord all increased costs or damages incurred by Landlord attributable to delays caused by Tenant (provided, however, Tenant shall not be liable for Landlord's increased costs or damages resulting from delays in delivery of the aforesaid items of equipment).

     Section 2.2 Possession Date; Excused Delay. Landlord shall diligently proceed with the construction of the Landlord's Improvements and substantially complete the same ready for Tenant's occupancy (provided, however, substantial completion shall not require the delivery of a certificate of occupancy for Landlord's Improvements if such certificate of occupancy is not obtainable because of Tenant's delay in installing Tenant's furniture, fixtures or systems within Landlord's Improvements) and deliver possession thereof to Tenant on or before August 1, 1996 (the "Possession Date"); provided, however, if delay is caused or contributed to by act or neglect of Tenant, or those acting for or under Tenant, labor disputes, casualties, acts of God or the public enemy, governmental embargo restrictions, shortages of fuel, labor or building materials, action or non-action of public utilities, or of local, state or federal governments affecting the work, or other causes beyond Landlord's reasonable control, then the time of completion of said construction shall be extended for the additional time caused by such delay, provided that Landlord notifies Tenant of such delay as soon as possible, but not later than within five (5) business days of the Landlord's becoming aware of such delay. Such delays are each hereinafter referred to as an "Excused Delay."

     Section 2.3 Possession of Demised Premises. Tenant shall, not later than April 22, 1996, advise Landlord of required color selections. Tenant shall be responsible for Landlord's increased cost of labor and materials if any, and loss of rent, arising out of delay in the completion of the Demised Premises caused by Tenant's failure to comply in a timely manner with the foregoing schedule. Except as provided for in Section 2.2, if the Landlord's Improvements are not substantially completed on January 1, 1997, subject to extension for Excused Delays, Tenant may, but need not, terminate this Lease upon written notice to Landlord or occupy the portion of same that is ready for occupancy, and in the event of such occupancy Tenant shall pay to Landlord the pro rata portion of the full Basic Rent and the pro rata portion of the full amount of other obligations to be paid by Tenant hereunder equitably based upon the value and area of the Demised Premises occupied by Tenant. If Tenant occupies any portion of the Demised Premises prior to substantial completion of the Landlord's Improvements the terms of this Lease shall apply to such occupancy or use of the Demised Premises by Tenant. Basic Rent or a portion thereof provided above shall commence on the Commencement Date, and the payment of other obligations to be paid by Tenant, including, but not limited to, all Additional Rent, shall commence upon the Possession Date. The failure of Tenant, to take possession of or to occupy the Demised Premises or any portion thereof from and after the Possession Date or the Commencement Date, as the case may be, shall not, unless Tenant has terminated the Lease as provided in this Section 2.3, serve to relieve Tenant of said obligations or delay payments by Tenant to Landlord Tenant shall be allowed not less than 30 days prior to the Possession Date to install its machinery, equipment, fixtures and other personal property on the Demised Premises during the final stages of completion of construction provided that Tenant does not thereby materially interfere with the completion of construction or occasion any labor dispute as a result of such installations and provided further that Tenant does hereby agree to assume all risk of loss or damage to such machinery, equipment, fixtures and other personal property, and to indemnify, defend and hold harmless Landlord from any loss or damage to such machinery, equipment, fixtures and personal property, and all liability, loss or damage arising from any injury to the property of Landlord, or its contractors, subcontractors or materialmen, and any death or personal injury to any person or persons to the extent arising out of such installations, except for liability, loss or damage caused by Landlord's gross negligence or willful misconduct. Delay in putting Tenant in possession of the Demised Premises shall not serve to extend the term of this Lease Agreement or to make Landlord liable for any damages arising therefrom.

     In the event the Possession Date does not occur on or before Aug 21, 1996, subject to extension for Excused Delays, then in such event Landlord, as liquidated damages for such delay, shall provide to Tenant a credit against the Basic Rent due under this Lease commencing on the Commencement Date equal to the amount of $3,000 for each day after August 21, 1996, subject to extension for Excused Delays, that the Possession Date is not achieved by Landlord, subject to a maximum, aggregate credit of $396,000. The foregoing liquidated damages shall be Tenant's sole and exclusive damages in the event of a delay in the Possession Date or the Commencement Date, and Tenant shall not be entitled to any other damages or remedies whatsoever (except for Tenant's right of termination as contained in this Section 2.3), and the parties agree that said liquidated damages are not a penalty and have been agreed upon because of the difficulty and uncertainty of calculating Tenant's damages as of the date hereof.

     Section 2.4 Construction Guaranty. Landlord guarantees the Landlord's Improvements against defective workmanship and/or materials for a period of one year from the date of substantial completion of Landlord's Improvements, and Landlord agrees, at its sole cost and expense, to repair or replace any defective item occasioned by poor workmanship and/or materials during said one-year period. The Landlord's Improvements shall be considered substantially completed at such time as the municipality having jurisdiction thereof issues a certificate of occupancy permitting Tenant to occupy the Landlord's Improvements or takes such other action as may be customary to permit occupancy or use thereof, provided, however, the issuance of a certificate of occupancy or such other action as may be customary to permit occupancy or use thereof shall not be a condition to payment of rent or commencement of the term if failure to secure such certificate or action is caused by the act or neglect of Tenant. From and after the expiration of the one year guaranty of Landlord against defective workmanship and materials, Landlord agrees to cooperate with Tenant in the enforcement by Tenant, at Tenant's sole cost and expense, of, and at Tenant's request to assign to Tenant, any express warranties or guaranties of workmanship or materials given by subcontractors or materialmen that guarantee or warrant against defective workmanship or materials for a period of time in excess of the one-year period described above and to cooperate with Tenant in the enforcement by Tenant at Tenant's sole cost and expense, of any service contracts that provide service, repair or maintenance to any item incorporated in the Building for a period of time in excess of such one-year period.

     Section 2.5 Tenant's Acceptance of Demised Premises. Within a period of 120 days after the Possession Date, Tenant shall notify Landlord, in writing, of all portions of the Landlord's Improvements which are incomplete, and Landlord shall forthwith complete such items in good faith and with due diligence within 60 days of such notice.

     Section 2.6 Repair and Maintenance. Save and except for (i) the one year guaranty against defective items occasioned by poor workmanship and/or materials referred to in Section 2.4 above, (ii) the incomplete items referred to in
Section 2.5 above, (iii) the obligations of Landlord to replace certain portions of the Demised Premises as specifically contained in Section 8.5 of this Lease, and (iv) the obligations of Landlord to reimburse Tenant for certain repairs made by Tenant to the Demised Premises during the last three (3) years of the Initial Term or the Renewal Term, as the case may be, as contained in Section
8.6 of this Lease, Tenant upon commencement of the term shall have and hold the Demised Premises as the same shall then be without any liability or obligation on the part of Landlord for making any alterations, improvements or repairs of any kind in or about the Demised Premises for the term of this Lease Agreement, or any extension or renewal thereof, except as specifically provided in Sections 2.4, 2.5, 8.5 and 8.6 hereof, Tenant agrees to maintain the Demised Premises and all parts thereof in a good and sufficient state of repair as required by the provisions of this Lease Agreement.

                                  ARTICLE III
                                  BASIC RENT

     Section 3.1 Basic Rent. In consideration of the leasing of the Demised Premises and the construction of the Landlord's Improvements referred to in
Article II hereof, Tenant covenants to pay Landlord, without previous demand therefore and without any right of setoff or deduction whatsoever, at the office of Landlord at:

                      4200 West Cypress Street, Suite 444
                      Tampa, Florida 33607

or at such other place as Landlord may from time to time designate in writing, a rental for the Initial Term of this Lease as follows (the "Basic Rent"):

          (a)  From the Commencement Date through and including the twelfth
     (12th) month following the Commencement Date, an annual Basic Rent in the amount of Three Hundred Eighty-Five Thousand Eight Hundred Thirty-Six and 00/100ths Dollars ($385,836.00) per year, payable monthly, in advance, in equal installments of Thirty-Two Thousand One Hundred Fifty-Three and 00/100ths Dollars ($32,153.00);

          (b) Commencing as of the thirteenth (13th) month following the Commencement Date and continuing through and including the sixtieth (60th) month following the Commencement Date, an annual Basic Rent in the amount of Four Hundred Thirty-Four Thousand Six Hundred Seventy-Six and 00/100ths Dollars ($434,676.00) per year, payable monthly, in advance, in equal installments of Thirty-Six Thousand Two Hundred Twenty-Three and 00/100ths Dollars ($36,223.00); and

          (c) Commencing as of the sixty-first (61st) month following the Commencement Date and continuing through and including the one hundred twentieth (120th) month following the Commencement Date, an annual Basic Rent in the amount of Five Hundred Thousand Six Hundred Ten and 00/100ths Dollars($500,610.00) per year, payable monthly, in advance, in equal installments of Forty-One Thousand Seven Hundred Seventeen and 50/100ths Dollars ($41,717.50).

The Basic Rent shall be payable commencing on the Commencement Date and continuing on the first day of each month thereafter for the succeeding months during the balance of the Initial Term.

     Section 3.2 Basic Rent Adjustment. If the term of this Lease Agreement does not commence on the first clay of a calendar month or end on the last day of a calendar month, the installment of Basic Rent for the partial calendar month at the commencement or the termination of the term shall be prorated on the basis of the number of days of the term within such calendar month.

     Section 3.3 Additional Rent. Except as specifically provided herein, the Basic Rent shall be absolutely net to Landlord so that this Lease Agreement shall yield, not to Landlord, the Basic Rent specified in Section 3.1 in each year of the term of this Lease Agreement and, except as specifically provided herein, that all Impositions (a hereinafter defined), insurance premiums, utility charges, maintenance, repair and replacement expenses, all expenses relating to compliance with laws, other than laws governing the construction of Landlord's Improvements to the extent that compliance with such is the obligation of Landlord as provided in Section 2.1 hereof, and all other costs, fees, charges, expenses, reimbursements and obligations of every kind and nature whatsoever relating to the Demised Premises (excepting only Landlord's portion of the proration of real estate taxes and special assessments for the first and last years of the term of this Lease Agreement referred to in Section 5.1 and certain taxes of Landlord referred to in the last sentence of Section 5.3 of this Lease Agreement) which may arise or become due during the term (or the Early Occupancy Period) or by reason of events occurring during the term (or the Early Occupancy Period) of this Lease Agreement shall be paid or discharged by Tenant (all such items being sometimes hereinafter collectively referred to as "Additional Rent"). In the event Tenant fails to pay or discharge any Imposition, which is Tenant's obligation hereunder, insurance premium, utility charge, maintenance repair or replacement expense which it is obligated to pay or discharge, Landlord may, but shall not be obligated to pay the same, and in that event Tenant shall immediately reimburse Landlord therefore and pay the same as Additional Rent, and Tenant hereby agrees to indemnify, defend and save Landlord harmless from and against such Impositions, costs and expenses which are Tenant's obligations hereunder.

     Section 3.4 Delinquent Rental Payments. All payments of Basic Rent and Additional Rent shall be payable without previous demand therefor and without any right of setoff or deduction whatsoever, except as specifically provided in Sections 2.3 and 12.9 hereof, and in case of nonpayment of any item of Additional Rent by Tenant when the same is due, Landlord shall have, in addition to all its other rights and remedies, all of the rights and remedies available to Landlord under the provisions of this Lease Agreement or by law in the case of nonpayment of Basic Rent. The performance and observance by Tenant of all the terms, covenants, conditions and agreements to be performed or observed by Tenant hereunder shall be performed and observed by Tenant at Tenant's sole cost and expense. Any installment of Basic Rent or Additional Rent or any other charges payable by Tenant under the provisions hereof which shall not be paid when due or within ten days after notice of such delinquency shall bear interest at an annual rate equal to two percentage points per annum in excess of the published "prime rate" or "base rates" of interest charged by NationsBank, N.A. (South) (or similar institution if said bank shall cease to exist or to publish such a prime rate) from the date when the same is due hereunder until the same shall be paid, but in no event in excess of the maximum lawful rate permitted to be charged by Landlord against Tenant. Said rate of interest is sometimes hereinafter referred to as the "Maximum Rate of Interest." Notwithstanding the foregoing sentence, in no event shall Landlord be obligated to provide Tenant with more than two (2) notices of Tenant's delinquency in the payment of Basic Rent or Additional Rent under this Section 3.4 in any calendar year, and after delivery by Landlord of two (2) such notices of delinquency in any calendar year during the term of this Lease, any subsequent delinquency in such calendar year shall not require the giving of notice prior to Landlord's imposition of default interest as provided in this Section 3.4.

                                  ARTICLE IV
                            USE OF DEMISED PREMISES

     Section 4.1 Permitted Use. The Demised Premises including all buildings or other improvements hereafter erected upon the same shall be used solely for office and telemarketing purposes and purposes reasonably related thereto and no other use or purpose. Tenant shall not use or occupy the same, or knowingly permit them to be used or occupied, contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto, or in any manner which would violate any certificate of occupancy affecting the same, or which would make void or voidable any insurance then in force with respect thereto or which would make it impossible to obtain fire or other insurance thereon required to be furnished hereunder by Tenant, or which would cause structural injury to the improvements or cause the value or usefulness of the Demised Premises, or any portion thereof, substantially to diminish (reasonable wear and tear expected), or which would constitute a public or private nuisance or waste, and Tenant agrees that it will promptly, upon discovery of any such use, take all necessary steps to compel the discontinuance of such use.

     Section 4.2 Preservation of Demised Premises. Tenant shall not use, suffer, or permit the Demised Premises, or any portion thereof, to be used by Tenant, any third party or the public in such manner as might reasonably tend to impair Landlord's title to the Demised Premises, or any portion thereof, or in such manner as might reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or third persons, or of implied dedication of the Demised Premises, or any portion thereof. Nothing in this Lease Agreement contained and no action nor inaction by Landlord shall be deemed or construed to mean that Landlord has granted to Tenant any right, power or permission to do any act or make any agreement that may create, or give rise to or be the foundation for any such right, title, interest, lien, charge or other encumbrance upon the estate of Landlord in the Demised Premises.

     Section 4.3 Hazardous Substances. Tenant shall at all times and in all respects comply with all federal, state and local laws, ordinances and regulations ("Hazardous Materials Laws") relating to the industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any oil, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, or other hazardous toxic, contaminated or polluting materials, substances or wastes, including without limitation any "hazardous substances," "hazardous wastes," "Hazardous materials" or "toxic substances" under any such laws, ordinances or regulations (collectively, "Hazardous Materials").

     Tenant shall at its own expense procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Tenant's use of the Demised Premises, including, without limitation, discharge of (appropriately treated) materials or waste into or through any sanitary sewer system serving the Demised Premises, but excluding conditions of any permits, licenses and other governmental regulatory approvals required by reason of the condition of the Demised Premises prior to Tenant's occupancy thereof. Except as discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, Tenant shall cause any and all Hazardous Materials to be removed from the Demised Premises and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such Hazardous Materials and wastes. Tenant shall in all respects, handle, treat, deal with and manage any and all Hazardous Materials, deposited, stored or used on, in, under or about the Demised Premises by or on behalf of Tenant in complete conformity with all applicable Hazardous Materials laws and prudent industry practices regarding the management of such Hazardous Materials. All reporting obligations with respect to such Hazardous Materials imposed by Hazardous Materials Laws are solely the responsibility of Tenant. Upon expiration or earlier termination of this Lease, Tenant shall cause all Hazardous Materials, deposited, stored or used on, in, under or about the Demised Premises by or on behalf of Tenant to be removed from the Demised Premises and transported for use, storage or disposal in accordance with and in complete compliance with all applicable Hazardous Materials Laws. Tenant shall not take any remedial action in response to the presence of any Hazardous Materials in, on, about or under the Demised Premises or in any Improvement situated on the Land, nor enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Demised premises or the Improvements on the Land without first notifying Landlord of Tenant's intention to do so and affording Landlord ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto. In addition, at Landlord's request, Tenant shall remove all tanks or fixtures which contain or contained or are contaminated with Hazardous Materials which were deposited on the Demised Premises by or on behalf of Tenant.

     Tenant shall immediately notify Landlord in writing of (a) any enforcement, clean-up, removal or other government or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws; (b) any claim made or threatened by any person against Landlord, or the Demised Premises, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (c) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or about the Demised Premises or with respect to any Hazardous Materials removed from the Demised Premises, including, any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant shall also provide to Landlord, as promptly as possible, and in any event within five business days after Tenant first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to Hazardous Materials on, in, under or about the Demised Premises or Tenant's use thereof. Upon written request of Landlord (to enable Landlord to defend itself from any claim or charge related to any Hazardous Materials Law), Tenant shall promptly deliver to Landlord notices of hazardous waste manifests reflecting the legal and proper disposal of all such Hazardous Materials deposited, stored or present upon the Demised Premises by or on behalf of Tenant and subsequently removed from the Demised Premises. All such manifests shall list the Tenant or its agent as a responsible party and in no way shall attribute responsibility for any such Hazardous Materials to Landlord.

         Tenant shall indemnify, defend (with counsel reasonably acceptable to Landlord), protect and hold Landlord and each of Landlord's officers, directors, partners, employees, agents, attorneys, successors and assigns free and harmless from and against any and all claims, liabilities, damages, costs, penalties, forfeitures, losses or expenses (including attorneys' fees) for death or injury to any person or damage to any property whatsoever (including water tables and atmosphere) arising or resulting in whole or in part, directly or indirectly, from the presence or discharge of Hazardous Materials, in, on, under, upon or from the Demised Premises or the Improvements located thereon or from the transportation or disposal of Hazardous Materials to or from the Demised Premises to the extent caused by Tenant whether knowingly or unknowingly, the standard herein being one of strict liability. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repairs, clean-up or detoxification or decontamination of the Demised Premises or the Improvements, and the presence and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration of or early termination of the term of this Lease. For purposes of the indemnity provided herein, any acts or omissions of Tenant, or its employees, agents, customers, sub-lessees, assignees, contractors or sub-contractors of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

         If Landlord reasonably believes that there has been some failure of Tenant to comply with its obligations under this Section 4.3, then Landlord shall have the right to require Tenant to undertake and submit to Landlord an environmental audit from an environmental company reasonably acceptable to Landlord which audit shall evidence Tenant's compliance with this provision. Landlord may, at its expense, commission an environmental audit of the Demised Premises at any time after prior written notice to Tenant provided such audit does not materially interfere with Tenant's use of the Demised Premises. For the purposes of the covenants and agreements contained in Section 4.3, any acts or omissions of Tenant, its employees, agents, customers, sublessees, assignees, contractors or subcontractors shall be strictly attributable to Tenant.

         Section 4.4 Hazardous Material Representation by Landlord. To Landlord's knowledge, based upon that certain report of Phase I Environmental Site Assessment as prepared by Law Engineering and Environmental Services, Inc. dated March 1996 and any other information in Landlord's possession, if any, Landlord is not aware of any Hazardous Materials which exist or are located on or in the Demised Premises. Further, Landlord represents to Tenant that to the Landlord's knowledge, Landlord has not caused the generation, storage or release of hazardous materials upon the Demised Premises, except in accordance with all applicable Hazardous Materials laws.

         Section 4.5 Landlord's Hazardous Materials Indemnification. Landlord shall indemnify, defend (with counsel reasonably acceptable to Tenant), protect and hold Tenant and each of Tenant's officers, directors, partners, employees, agents, attorneys, successors and assigns free and harmless from and against any and all claims, liabilities, damages, costs, penalties, forfeitures, losses or expenses (including attorneys' fees), death or injury to any person or damage to any property whatsoever (including water tables and atmosphere) arising or resulting in whole or in part, directly or indirectly from the presence or discharge of Hazardous Materials in, or, under, upon or from the Demised Premises or the Improvements located thereon or from the transportation or disposal of Hazardous Materials to or from the Demised Premises to the extent caused by Landlord whether knowingly or unknowingly. Landlord's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repairs, clean-up or detoxification or decontamination of the Demised Premises or the Improvements, and the presence and implementation of any closure, remedial action or other required plans in connection therewith and shall survive the expiration of the term of this Lease. For the purposes of the indemnity provided herein any acts and omissions of Landlord, or its employees, agents, contractors or subcontractors (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Landlord.

         Section 4.6 Discovery of Hazardous Materials Not Caused by Landlord or Tenant. In the event (a) Hazardous Materials are discovered upon the Demised Premises, (b) Landlord has been given written notice of the discovery of such Hazardous Materials, and (c) the presence or existence of such Hazardous Materials was not caused by Landlord or Tenant and neither Landlord nor Tenant are required pursuant to the provisions of Sections 4.3 or 4.5 to clean-up or remediate such Hazardous Materials or otherwise pay for the cost of compliance with any applicable Hazardous Materials Laws related to such Hazardous Materials, then and in that event, Landlord may, but shall not be obligated to, voluntarily agree with Tenant to take all action necessary to bring the Demised Premises into compliance with the Hazardous Materials Laws applicable to such Hazardous Materials at Landlord's sole cost and expense. In the event that Landlord fails to notify Tenant in writing within thirty days of the notice to Landlord of the discovery of such Hazardous Materials that Landlord intends to voluntarily take such action as is necessary to bring the Demised Premises into compliance with the Hazardous Materials Laws applicable to such Hazardous Materials, and in the event such notice is given, commences within such thirty
(30) day period and proceeds diligently thereafter to bring the Demised Premises into compliance within a reasonable period of time, then Tenant may (i) bring the Demised Premises into compliance with such Hazardous Material Laws as are applicable to such Hazardous Materials at Tenant's sole cost and expense, or
(ii) provided such Hazardous Materials (A) endanger persons or property in, on or about the Demised Premises, (B) materially interfere with Tenant's use and enjoyment of the Demised Premises, or (C) may result in liability to Tenant for any costs associated with remediation or cleanup of such Hazardous Materials, terminate the term of this Lease upon a date not less than ninety (90) days following Tenant's delivery of written notice to Landlord of Tenant's intent to so terminate and (X) Landlord's failure to bring the Demised Premises into compliance with the applicable Hazardous Materials Laws relating to such Hazardous Materials within said ninety (90) days, or (Y) in the case of potential termination of this Lease under subparagraph (ii)(C) above because of liability to Tenant which does not exceed Five Hundred Thousand and No/100ths Dollars ($500,000.00), Landlord's failure to agree in writing to fully indemnify Tenant from such liability within said ninety (90) days.

                                   ARTICLE V
                      PAYMENT OF TAXES, ASSESSMENTS, ETC.

         Section 5.1 Payment of Impositions. Tenant covenants and agrees to pay during the term of this Lease Agreement (and the Early Occupancy Period), as Additional Rent, before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof, all real estate taxes, special assessments, water rates and charges, sewer rates and charges, including any sum or sums payable for present or future sewer or water capacity, charges for public utilities, street lighting, excise levies, licenses, permits, inspection fees, other governmental charges, and all other charges or burdens of whatsoever kind and nature (including costs, fees, and expenses of complying with any restrictive covenants, easements, declarations or similar agreements to which the Demised Premises are subject) incurred in the use, occupancy, ownership, operation, leasing or possession of the Demised Premises, without particularizing by any known name or by whatever name hereafter called, and whether any of the foregoing be general or special, ordinary or extraordinary, foreseen or unforeseen (all of which are sometimes herein referred to as "Impositions"), which at any time during the term (or the Early Occupancy Period) may have been or may be assessed, levied, confirmed, imposed upon, or become a lien on the Demised Premises, or any portion thereof, or any appurtenance thereto, rents or income therefrom, and such easements or rights as may now or hereafter be appurtenant or appertain to the use of the Demised Premises. Tenant shall pay (and if Tenant shall elect over the longest period allowed for such payment) all special (or similar) assessments for public improvements or benefits which, during the term of this Lease Agreement (or the Early Occupancy Period) shall be laid, assessed, levied or imposed upon or become a lien upon the Demised Premises, or any portion thereof and which shall be due and payable during the term of this Lease; provided, however, that if by law any special assessment is payable (without default) or, at the option of the owner, may be paid (without default) in installments (whether or not interest shall accrue on the unpaid balance of such special assessment), Tenant may pay the same, together with any interest accrued on the unpaid balance of such special assessment in installments as the same respectively become payable during the term hereof and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and the interest thereon. Tenant shall pay all special assessments or installments thereof (including interest accrued thereon), whether heretofore or hereafter laid, assessed, levied or imposed upon the Demised Premises, or any portion thereof, which are due and payable during the term of this Lease Agreement (or the Early Occupancy Period). Landlord shall pay all installments of special assessments (including interest accrued on the unpaid balance) which are payable prior to the commencement of the Early Occupancy Period and after the termination date of the term of this Lease Agreement regardless of when such assessments become a lien upon the Demised Premises. Tenant shall pay all Impositions, whether heretofore or hereafter levied or assessed upon the Demised Premises, or any portion thereof, which are due and payable during the term of this Lease Agreement (or the Early Occupancy Period). Landlord shall pay all Impositions which are due and payable prior to the commencement of the Early Occupancy Period of the term of this Lease Agreement. Provisions herein to the contrary notwithstanding, Landlord shall pay that portion of Impositions accruing or payable with respect to the Demised Premises during the year the Early Occupancy Period commences and the year in which the term ends which the number of days in said year not within the term of this Lease Agreement bears to 365, and Tenant shall pay the balance of said Impositions during said years.

         Section 5.2 Tenant's Right to Contest Impositions. Tenant shall have the right at its own expense to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith, and in the event of such contest, Tenant may postpone or defer payment of such Imposition if (a) neither the Demised Premises nor any portion thereof would, by reason of such postponement or deferment, be in danger of being forfeited or lost, and (b) Landlord is not subjected to any criminal or civil liability as a result of such postponement or deferment. Upon the termination of any such proceedings, Tenant shall pay the amount of such Imposition or part thereof, if any, as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, including attorney's fees, interest, penalties, fines and other liability in connection therewith. Tenant shall be entitled to the refund of any Imposition, penalty, fine and interest thereon received by Landlord which have been paid by Tenant or which have been paid by Landlord but for which Landlord has been previously reimbursed in full by Tenant. Landlord shall not be required to join in any proceedings referred to in this Section 5.2 unless the provisions of any law, rule or regulation at the time in effect shall require that such proceedings be brought by or in the name of Landlord, in which event Landlord shall join in such proceedings or permit the same to be brought in Landlord's name upon compliance with such conditions as Landlord may reasonably require. Landlord shall not ultimately be subject to any liability for the payment of any fees, including attorney's fees, costs and expenses in connection with such proceedings. Tenant agrees to pay all such fees (including reasonable attorney's fees), costs and expenses or, on demand, to make reimbursement to Landlord for such payment.

         Section 5.3 Levies and Other Taxes. If, at any time during the term of this Lease Agreement (or the Early Occupancy Period), any method of taxation shall be such that there shall be levied, assessed or imposed on Landlord, or on the Basic Rent or Additional Rent, or on the Demised Premises, or any portion thereof, a capital levy, gross receipts tax, sales tax, use tax or other tax on the rents received therefrom, or a franchise tax, or an assessment, levy or charge measured by or based in whole or in part upon such rents, Tenant covenants to pay and discharge the same, it being the intention of the parties hereto that the rent to be paid hereunder shall be paid to Landlord absolutely net without deduction or charge of any nature whatsoever foreseeable or unforeseeable, ordinary or extraordinary, or of any nature, kind or description, except as in this Lease Agreement otherwise expressly provided, without limiting the foregoing, Tenant expressly agrees to pay all state and local sales taxes payable upon the Basic Rent or Additional Rent hereunder. Nothing in this Lease Agreement contained shall require Tenant to pay any municipal, state or federal net income or excess profits taxes assessed against Landlord, or any municipal, state or federal capital levy, estate, succession, inheritance or transfer taxes of Landlord, or corporation franchise taxes imposed upon any corporate owner of the fee of the Demised Premises.

         Section 5.4 Evidence of Payment. Tenant covenants to furnish Landlord, within 30 days after the date upon which any Imposition or other tax, assessment, levy or charge is payable by Tenant, official receipts of the appropriate taxing authority, or other appropriate proof satisfactory to Landlord, evidencing the payment of the same unless Tenant is contesting the same as provided in Section 5.2 hereof. The certificate, advice or bill of the appropriate official designated by law to make or issue the same or to receive payment of any Imposition or other tax, assessment, levy or charge may be relied upon by Landlord as sufficient evidence that such Imposition or other tax, assessment, levy or charge is due and unpaid at the time of the making or issuance of such certificate, advice or bill.

         Section 5.5 Escrow for Taxes and Assessments. At Landlord's written demand after any monetary Event of Default and for as long as such monetary Event of Default is uncured, Tenant shall pay to Landlord the known or estimated yearly real estate taxes and assessments payable with respect to the Demised Premises in monthly payments equal to one-twelfth of the known or estimated yearly real estate taxes and assessments next payable with respect to the Demised Premises. From time to time Landlord may reestimate the amount of real estate taxes and assessments, and in such event Landlord shall notify Tenant, in writing, of such reestimate and fix future monthly installments for the remaining period prior to the next tax and assessment due date in an amount sufficient to pay the reestimated amount over the balance of such period after giving credit for payments made by Tenant on the previous estimate. If the total monthly payments made by Tenant pursuant to this Section 5.5 shall exceed the amount of payments necessary for said taxes and assessments, such excess shall be credited on subsequent monthly payments of the same nature; but if the total of such monthly payments so made under this paragraph shall be insufficient to pay such taxes and assessments when due, then Tenant shall pay to Landlord such amount as may be necessary to make up the deficiency. Payment by Tenant of real estate taxes and assessments under this section shall be considered as performance of such obligation under the provisions of Section 5.1 hereof.

         Section 5.6 Landlord's Right to Contest Impositions. In addition to the right of Tenant under Section 5.2 to contest the amount or validity of Impositions, Landlord shall also have the right, but not the obligation, to contest the amount or validity, in whole or in part, of any Impositions not contested by Tenant, by appropriate proceedings conducted in the name of Landlord or in the name of Landlord and Tenant. If Landlord elects to contest the amount or validity, in whole or in part, of any Impositions, such contests by Landlord shall be at Landlord's expense, provided, however, that if the amounts payable by Tenant for Impositions am reduced (or if a proposed increase in such amounts is avoided or reduced) by reason of Landlord's contest of Impositions, Tenant shall reimburse Landlord for reasonable costs incurred by Landlord in contesting Impositions, but such reimbursements shall not be in excess of the amount saved by Tenant by reason of Landlord's actions in contesting such Impositions.

                                  ARTICLE VI
                                   INSURANCE

         Section 6.1 Tenant's Insurance Obligations. Tenant, at its sole cost and expense, shall obtain and continuously maintain in full force and effect during the term of this Lease Agreement (and the Early Occupancy Period), commencing with the Possession Date policies of insurance covering the Improvements constructed, installed or located on the Demised Premises naming the Landlord, as an additional insured, against (a) loss or damage by fire; (b) loss or damage from such other risks or hazards now or hereafter embraced by an "Extended Coverage Endorsement," including, but not limited to, windstorm, hail, explosion, vandalism, riot and civil commotion, damage from vehicles, smoke damage, water damage and debris removal; (c) loss for flood if the Demised Premises are in a designated flood or flood insurance area of Zone A or a more flood prone zone designation (or any comparable designation that may subsequently replace such Zone A or more flood prone zone designation). At all times, such insurance coverage shall be in an amount equal to one hundred percent (100%) of the then "full replacement cost" of the Improvements. "Full Replacement Cost" shall be interpreted to mean the cost of replacing the improvements without deduction for depreciation or wear and tear. If a sprinkler system shall be located in the Improvements, sprinkler leakage insurance shall be procured and continuously maintained by Tenant at Tenant's sole cost and expense which sprinkler leakage insurance may be maintained as a component of Tenant's overall casualty coverage.

         Section 6.2 Insurance Coverage. During the term of this Lease Agreement (and the Early Occupancy Period), Tenant, at its sole cost and expense, shall obtain and continuously maintain in full force and effect the following insurance coverage:

         (a) Commercial general liability insurance against any loss, liability or damage on, about or relating to the Demised Premises, or any portion thereof, with limits of not less than Two Million Dollars ($2,000,000.00) combined single limit, per occurrence and aggregate, coverage on an occurrence basis. Any such insurance obtained and maintained by Tenant shall name Landlord as an additional insured therein and shall be obtained and maintained from and with a reputable and financially sound insurance company authorized to issue such insurance in the state in which the Demised Premises are located.

         (b) Boiler and pressure vessel (including, but not limited to, pressure pipes, steam pipes and condensation return pipes) insurance, provided the Building contains a boiler or other pressure vessel or pressure pipes.

         (c) To the extent Tenant generally undertakes to increase or expand the insurance coverages which it maintains on a general, overall or national basis, then Tenant shall provide Landlord with the benefit of any such expanded or increased coverage during the term of this Lease; provided, however, in no event shall the coverages maintained by Tenant be reduced from those as contained in this Article VI.

         Section 6.3 Insurance Provisions. All policies of insurance required by
Section 6.1 shall provide that the proceeds thereof shall be payable to Tenant. Each policy required under this Article VI shall have attached thereto (a) an endorsement that such policy shall not be cancelled or materially changed without at least 10 days prior written notice to Landlord, and (b) an endorsement to the effect that the insurance as to the interest of Landlord shall not be invalidated by any act or neglect of Landlord or Tenant. All policies of insurance shall be written in companies authorized to do business in the State of Florida with a Best's rating of B+, IX or better or equal or better rating as determined by another nationally recognized rating agency. Tenant shall provide Landlord with certificates evidencing such insurance on an ACCORD Form 27 or similar form, which certificate shall be delivered to Landlord prior to the Possession Date, with updated certificates of insurance to be delivered to Landlord not less than twenty (20) days following the expiration of any then current policy term; provided, however, Tenant shall not in any event permit there to be any gap or lapse in coverage with respect to any insurance required in Article VI.

         Section 6.4 Waiver of Subrogation. Tenant shall cause to be inserted in the policy or policies of insurance required by this Article VI hereof a so-called "Waiver of Subrogation Clause" as to Landlord. Tenant hereby waives, releases and discharges Landlord, its agents and employees from all claims whatsoever arising out of loss, claim, expense or damage to or destruction covered or coverable by insurance required under this Article VI notwithstanding that such loss, claim, expense or damage may have been caused by Landlord, its agents or employees, and Tenant agrees to look to the insurance coverage only in the event of such loss, except for those claims arising from willful misconduct of Landlord, its employees, agents, contractors or assigns.

         Section 6.5 Tenant's Indemnification of Landlord. Tenant shall maintain insurance coverage (including loss of use and business interruption coverage) upon Tenant's business and upon all personal property of Tenant kept, stored or maintained on the Demised Premises against loss or damage by fire, windstorm (during the term hereof and the Early Occupancy Period) or other casualties or causes for such amount as Tenant may desire, and Tenant agrees that such policies shall contain a waiver of subrogation clause as to Landlord, except for those claims arising from willful misconduct of Landlord, its employees, agents, contractors or assigns.

         Section 6.6 Unearned Premiums. Upon expiration of the term of this Lease Agreement, the unearned premiums upon any insurance policies or certificates thereof lodged with Landlord by Tenant shall, subject to the provisions of Article XIII hereof, be payable to Tenant, provided that Tenant shall not then be in default in keeping, observing or performing the terms and conditions of this Lease Agreement.

         Section 6.7 Blanket Insurance Coverage. Nothing in this Article shall prevent Tenant from taking out insurance of the kind and in the amount provided for under the preceding paragraphs of this Article under a blanket insurance policy or policies (certificates thereof reasonably satisfactory to Landlord shall be delivered to Landlord) which may cover other properties owned or operated by Tenant as well as the Demised Premises; provided, however, that any certificate of blanket insurance of the kind provided for shall specify therein the amounts thereof applicable to the Demised Premises or Tenant shall furnish Landlord and the holder of any fee mortgage with a written statement from the insurers under such policies specifying the amounts of the total insurance applicable to the Demised Premises; and further provided, however, that such policies of blanket insurance shall, as respects the Demised Premises, contain the various provisions required of such an insurance policy by the foregoing provisions of this Article VI.

         Section 6.8 Landlord's Insurance Obligations. During the period of construction of Landlord's Improvements and for all periods prior to the Possession Date, Landlord shall maintain builder's risk insurance coverage on Landlord's Improvements as then under construction as well as Worker's Compensation insurance as required by law and general liability insurance coverage of not less than $2,000,000.00 combined single limit, per occurrence and aggregate, coverage on an occurrence basis. Further, from and after the Possession Date, Landlord shall maintain comprehensive general liability coverage with limits of not less than $2,000,000.00 combined single limit, per occurrence and aggregate, coverage on an occurrence basis.

                                  ARTICLE VII
                                   UTILITIES

         Section 7.1 Payment of Utilities. During the term of this Lease Agreement (and the Early Occupancy Period), Tenant will pay, when due, all charges of every nature, kind or description for utilities furnished to the Demised Premises or chargeable against the Demised Premises, including all charges for water, sewage, heat, gas, light, garbage, electricity, telephone, steam, power, or other public or private utility services.

         Section 7.2 Additional Charges. In the event that any charge or fee is required after the Possession Date by the state in which the Demised Premises are located, or by any agency, subdivision, or instrumentality thereof, or by any utility company furnishing services or utilities to the Demised Premises, as a condition precedent to furnishing or continuing to furnish utilities to the Demised Premises, such charge or fee shall be deemed to be a utility charge payable by Tenant. Nothing contained in this Section 7.2 shall be construed to relieve Landlord of the obligation to finish Landlord's Improvements described in Exhibit "B", and Landlord shall pay all book up or other installation charges with respect to the initial installation of utilities to the Demised Premises as provided therein.

                                 ARTICLE VIII
                                    REPAIRS

         Section 8.1 Tenant's Repairs. Save and except for the one-year guaranty against defective materials and workmanship or other guaranties provided for in
Section 2.4 hereof, Landlord's obligations as contained in Section 8.5 and 8.6 hereof, and the completion of incomplete items provided for in Section 2.5 hereof, Tenant, at its sole cost and expense, throughout the term of this Lease Agreement, shall take good care of the Demised Premises (including any improvements hereafter erected or installed on the Land), and shall keep the same in good order and condition, and irrespective of such guaranty shall make and perform all routine maintenance thereof and all necessary repairs thereto, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen, of every nature, kind and description. When used, in this Article VII, "repairs" shall include all necessary replacements, renewals, alterations, additions and betterments. All repairs made by Tenant shall be at least equal in quality and cost to the original work and shall be made by Tenant in accordance with all laws, ordinances and regulations whether heretofore or hereafter enacted. The necessity for or adequacy of maintenance and repairs shall be measured by the standards which are appropriate for improvements of similar construction and class, provided that Tenant shall in any event make all repairs necessary to avoid any structural damage or other damage (subject to Landlord's obligations under Sections 2.4, 2.5, 8.5 and 8.6 hereof) or injury to the Improvements.

         Section 8.2 Maintenance. Tenant, at its sole cost and expense (subject to Landlord's obligations under Sections 2.4, 2.5, 8.5 and 8.6 hereof), shall take good care of, repair and maintain all driveways, pathways, roadways, sidewalks, curbs, spur tracts, parking areas, loading areas, landscaped areas, entrances and passageways in good order and repair and shall promptly remove all accumulated snow, ice and debris from any and all driveways, pathways, roadways, sidewalks, curbs, parking areas, loading areas, entrances and passageways, and keep all portions of the Demised Premises, including areas appurtenant thereto, in a clean and orderly condition free of snow, ice, dirt, rubbish, debris and unlawful obstructions. Further, Tenant shall keep the Demised Premises safe for human occupancy and use.

         Section 8.3 Tenant's Waiver of Claims Against Landlord. Except as expressly provided in Sections 2.4, 2.5, 8.5 and 8.6 hereof, Landlord shall not be required to furnish any services or facilities or to make any repairs or alterations in, about or to the Demised Premises or any improvements hereafter erected thereon. Except as expressly provided in Sections 2.4, 2.5, 8.5 and 8.6 hereof, Tenant hereby assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Demised Premises and all improvements hereafter erected thereon, and Tenant hereby waives any rights created by any law now or hereafter in force to make repairs to the Demised Premises or improvements hereafter erected thereon at Landlord's expense except as expressly provided in Sections 2.4, 2.5, 8.5 and 8.6 hereof.

         Section 8.4 Prohibition Against Waste. Tenant shall not do or suffer any waste or damage, disfigurement or injury to the Demised Premises, or any improvements hereafter erected thereon, or to the fixtures or equipment therein or permit or suffer any overloading of the floors or other use of the Improvements that would place an undue stress on the same or any portion thereof beyond that for which the same was designed.

         Section 8.5 Landlord's Obligations with Respect to Roof or Structural Failure. Should the roof on the Demised Premises, the parking lot for the Demised Premises or the structural walls of the Demised Premises fail in such a manner as to require replacement or major repair or major reworking of such roof, parking lot or structural walls (except if such failure results from Tenant's failure to maintain the roof, parking lot or structural walls as required in this Lease), then Landlord, at its sole cost and expense shall undertake to so replace the roof, parking lot or structural walls of the Demised Premises within a reasonable period following Tenant's notice to Landlord of such failure.

         Section 8.6 Landlord's Obligation to Reimburse Tenant for Certain Repairs. Should the roof, structural walls or parking lot for the Demised Premises require major repair or replacement (for which Landlord is not otherwise obligated to make replacement under Section 8.5 hereof) during the last three (3) years of the Initial Term or Renewal Term, as the case may be, then to the extent that (a) Tenant undertakes such major repair or replacement and (b) the reasonable useful life of such repair or replacement extends beyond the expiration of the Initial Term or the Renewal Term, as the case may be, then Landlord agrees that within fifteen (15) days following Landlord's receipt of an invoice from Tenant detailing such major repairs or replacements undertaken by Tenant, together with reasonable evidence of the payment by Tenant of such amounts, Landlord shall reimburse Tenant for its prorata share of the cost of such repair or replacement based upon the percentage that the portion of the useful life of such major repair or replacement following the end of the Initial Term or the Renewal Term, as the case may be, bears to the total useful life of such major repair or replacement.

                                  ARTICLE IX
                      COMPLIANCE WITH LAWS AND ORDINANCES

         Section 9.1 Compliance with Laws and Ordinances. Except for those laws, ordinances, orders, rules, regulations and requirements which are applicable to the construction of Landlord's Improvements and Landlord's repairs and are the responsibility of Landlord as provided in Sections 2.1, 2.5 and 8.5 hereof, Tenant shall, throughout the term of this Lease Agreement (and the Early Occupancy Period), and at Tenant's sole cost and expense, promptly comply or cause compliance with or remove or cure any violation of any and all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state, municipal and other governmental bodies having jurisdiction over the Demised Premises and the appropriate departments, commissions, boards and officers thereof, and the orders, rules and regulations of the Board of Fire Underwriters where the Demised Premises are situated, or any other body now or hereafter constituted exercising lawful or valid authority over the Demised Premises, or any portion thereof, or the sidewalks, curbs, roadways, alleys, entrances or railroad tract facilities adjacent or appurtenant thereto, or exercising authority with respect to the use or manner of use of the Demised Premises, or such adjacent or appurtenant facilities, and whether the compliance, curing or removal of any such violation and the costs and expenses necessitated thereby shall have been foreseen or unforeseen, ordinary or extraordinary, and whether or not the same shall be presently within the contemplation of Landlord or Tenant or shall involve any change of governmental policy, or require structural or extraordinary repairs, alterations or additions by Tenant and irrespective of the costs thereof.

         Section 9.2 Compliance with Permitted Encumbrances. Tenant, at its sole cost and expense, shall comply with all agreements, contracts, easements, restrictions, reservations or covenants, if any, set forth in Exhibit "A" attached, or hereafter created by Tenant or consented to, in writing, by Tenant or requested, in writing, by Tenant. Tenant shall also comply with, observe and perform all provisions and requirements of all policies of insurance at any time in force with respect to the Demised Premises and required to be obtained and maintained by Tenant under the terms of Article VI hereof and shall comply with all development permits issued by governmental authorities issued in connection with development of the Demised Premises.

         Section 9.3 Tenant's Obligations. Notwithstanding that it may be usual or customary for Landlord to assume responsibility and performance of any or all of the obligations of Tenant set forth in this Article IX, and notwithstanding any order, rule or regulation directed to Landlord to perform, except as provided in Section 9.1 above, Tenant hereby assumes such obligations because, by nature of this Lease Agreement the rents and income derived from this Lease Agreement by Landlord are net rentals not to be diminished by any expense incident to the ownership, occupancy, use, leasing, or possession of the Demised Premises or any portion thereof.

         Section 9.4 Tenant's Right to Contest Laws and Ordinances. After prior written notice to Landlord, Tenant, at its sole cost and expense and without cost or expense to Landlord, shall have the right to contest the validity or application of any law or ordinance referred to in this Article IX in the name of Tenant or Landlord, or both, by appropriate legal proceedings diligently conducted but only if the term of any such law or ordinance, compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Demised Premises, or any portion thereof, and without subjecting Landlord or Tenant to any liability, civil or criminal, for failure so to comply therewith until the final determination of such proceeding; provided, however, if any lien, charges or civil liability would be incurred by reason of any such delay, Tenant nevertheless, on the prior written consent of Landlord, may contest as aforesaid and delay as aforesaid, provided that such delay would not subject Tenant or Landlord to criminal liability and Tenant (a) furnishes Landlord security, reasonably satisfactory to Landlord, against any loss or injury by reason of any such contest or -delay, (b) prosecutes the contest with due diligence and in good faith and (c) agrees to indemnify, defend and hold harmless Landlord and the Demised Premises from any charge, liability or expense whatsoever. The security furnished to Landlord by Tenant shall be in the form of a cash deposit or a Certificate of Deposit issued by a national bank or federal savings and loan association payable to Landlord. Said deposit shall be held, administered and distributed in accordance with the provisions of Section 5.2 hereof relating to the contest of the amount or validity of any Imposition.

         If necessary or proper to permit Tenant so to contest the validity or application of any such law or ordinance, Landlord shall, at Tenant's sole cost and expense, including reasonable attorneys' fees incurred by landlord, execute and deliver any appropriate papers or other documents; provided, Landlord shall not be required to execute any document or consent to any proceeding which would result in the imposition of any cost, charge, expense or penalty on Landlord or the Demised Premises.

                                   ARTICLE X
                       MECHANIC'S LIENS AND OTHER LIENS

         Section 10.1 Freedom from Liens. Tenant shall not suffer or permit any mechanic's lien or other lien to be filed against the Demised Premises, or any portion thereof, by reason of work, labor, skill, services, equipment or materials supplied or claimed to have been supplied to the Demised Premises at the request of Tenant, or anyone holding the Demised Premises, or any portion thereof, through or under Tenant. If any such mechanic's lien or other lien shall at any time be filed against the Demised Premises, or any portion thereof, Tenant shall cause the same to be discharged of record within 45 days after the date of filing the same. If Tenant shall fail to discharge such mechanic's lien or liens or other lien within such period, then, in addition to any other right or remedy of Landlord, after fifteen days prior written notice to Tenant, Landlord may, but shall not be obligated to, discharge the same by paying to the claimant the amount claimed to be due or by procuring the discharge of such lien as to the Demised Premises by deposit in the court having jurisdiction of such lien, the foreclosure thereof or other proceedings with respect thereto, of a cash sum sufficient to secure the discharge of the same, or by the deposit of a bond or other security with such court sufficient in form, content and amount to procure the discharge of such lien, or in such other manner as is now or may in the future be provided by present or future law for the discharge of such lien as a lien against the Demised Premises. Any amount paid by Landlord, or the value of any deposit so made by Landlord, together with all costs, fees and expenses in connection therewith (including reasonable attorneys' fees of Landlord), together with interest thereon at the Maximum Rate of Interest set forth in Section 3.4 hereof, shall be repaid by Tenant to Landlord on demand by Landlord and if unpaid may be treated as Additional Rent. Tenant shall indemnify and defend Landlord against and save Landlord and the Demised Premises, and any portion thereof, harmless from all losses, costs, damages, expenses, liabilities, suits penalties, claims, demands and obligations, including, without limitation, reasonable attorneys' fees resulting from the assertion, filing, foreclosure or other legal proceedings with respect to any such mechanic's lien or other lien.

         All materialmen, contractors, artisans, mechanics, laborers and any other person now or hereafter furnishing any labor, services, materials, supplies or equipment to Tenant with respect to the Demised Premises, or any portion thereof, are hereby charged with notice that they must look exclusively to Tenant to obtain payment for the same. Notice is hereby given that Landlord shall not be liable for any labor, services, materials, supplies, skill, machinery, fixtures or equipment furnished or to be furnished to Tenant upon credit, and that no mechanic's lien or other lien for any such labor, services, materials, supplies, machinery, fixtures or equipment shall attach to or affect the state or interest of Landlord in and to the Demised Premises, or any portion thereof.

         Section 10.2 Landlord's Indemnification. The provisions of Section 10.1 above shall not apply to any mechanic's lien or other lien for labor, services, materials, supplies, machinery, fixtures or equipment furnished to the Demised Premises in the performance of Landlord's obligation to construct the Landlord's Improvements required by the provisions of Article 11 hereof, and Landlord does hereby agree to indemnify and defend Tenant against and save Tenant and the Demised Premises, and any portion thereof, harmless from all losses, costs, damages, expenses, liabilities and obligations, including, without limitation, reasonable attorneys' fees resulting from the assertion, filing, foreclosure or other legal proceedings with respect to any such mechanic's lien or other lien.

                                  ARTICLE XI
                               INTENT OF PARTIES

         Section 11.1 Net Lease. Landlord and Tenant do each state and represent that it is their respective intention that this Lease Agreement be interpreted and construed as an absolute net lease and all Basic Rent and Additional Rent shall be paid by Tenant to Landlord without abatement, deduction, diminution, deferment, suspension, reduction or setoff (except as provided in Sections 2.3 and 12.9 hereof), and the obligations of Tenant shall not be affected by reason of damage to or destruction of the Demised Premises from whatever cause (except as provided for in Section 13.6 hereof); nor shall the obligations of Tenant be affected by reason of any condemnation, eminent domain or like proceedings (except as provided in Article XIV hereof); nor shall the obligations of Tenant be affected by reason of any other cause whether similar or dissimilar to the foregoing or by any laws or customs to the contrary. It is the further express intent of Landlord and Tenant that (a) the obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and that the Basic Rent and Additional Rent, and all other charges and sums payable by Tenant hereunder, shall commence at the times provided herein and shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to in express provision in this Lease Agreement; (b) all costs or expenses of whatsoever character or kind, general or special, ordinary or extraordinary, foreseen or unforeseen, and of every kind and nature whatsoever that may be necessary or required in and about the Demised Premises, or any portion thereof, and Tenant's possession or authorized use thereof during the term of this Lease Agreement (and the Early Occupancy Period), shall be paid by Tenant, except as provided in this Section 11.1 above, and all provisions of this Lease Agreement are to be interpreted and construed in light of the intention expressed in this Section 11.1; (c) the Basic Rent specified in
Section 3.1 shall be absolutely net to Landlord, except as provided in this
Section 11.1 above, so that this Lease Agreement shall yield net to Landlord the Basic Rent specified in Section 3.1 in each year during the term of this Lease Agreement (unless extended or renewed at a different Basic Rent); (d) all Impositions, insurance premiums, utility expense, repair and maintenance expense, and all other costs, fees, interest, charges, expenses, reimbursements and obligations of every kind and nature whatsoever relating to the Demised Premises, or any portion thereof, which may arise or become due during the term of this Lease Agreement (and the Early Occupancy Period), or any extension or renewal thereof, shall be paid or discharged by Tenant as Additional Rent, except for those obligations of Landlord expressly provided herein; and (e) Tenant hereby agrees to indemnify, defend and save Landlord harmless from and against such costs, fees, charges, expenses, reimbursements and obligations, any interest thereon, except those obligations of Landlord expressly provided herein.

         Section 11.2 Entry by Landlord. If Tenant shall at any time fail to pay any Imposition in accordance with the provisions of Article V, or to take out, pay for, maintain and deliver any of the insurance policies or certificates of insurance provided for in Article VI, or shall fail to make any other payment or perform any other act on its part to be made or performed, then Landlord, after prior written notice to Tenant as provided In Section 12.1 (or without notice in case of emergency), and without waiving or releasing Tenant from any obligation of Tenant contained in this Lease Agreement, may, but shall be under no obligation to do so, (a) pay any Imposition payable by Tenant pursuant to the provisions of Article V; (b) take out, pay for and maintain any of the insurance policies provided for in this Lease Agreement; or (c) make any other payment or perform any other act on Tenant's part to be paid or performed as in this Lease Agreement provided, and Landlord may enter upon the Demised Premises for any such purpose without materially interfering with Tenant's use of the Demised Premises and take all such action therein or thereon as may be necessary therefor. Nothing herein contained shall be deemed as a waiver or release of Tenant from any obligation of Tenant in this Lease Agreement contained.

         Section 11.3 Interest on Unpaid Amounts. If Tenant shall fail to perform any act required of it, Landlord may perform the same, but shall not be required to do so, in such manner and to such extent as Landlord may deem necessary or desirable, and in exercising any such right to employ counsel and to pay necessary and incidental costs and expenses, including reasonable attorneys' fees. All sums so paid by Landlord and all necessary and incidental costs and expenses, including reasonable attorneys' fees, in connection with the performance of any such act by Landlord, together with interest thereon at the Maximum Rate of interest provided for in Section 3.4 hereof from the date of making such expenditure by Landlord, shall be deemed Additional Rent hereunder and, except as is otherwise expressly provided herein, shall be payable to Landlord on demand or, at the option of Landlord, may be added to any monthly rental then due or thereafter becoming due under this Lease Agreement, and Tenant covenants to pay any such sum or sums, with interest as aforesaid, and Landlord shall have, in addition to any other right or remedy of Landlord, the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in the payment of monthly Basic Rent. Landlord shall not be limited in the proof of any damages which Landlord may claim against Tenant arising out of or by reason of Tenant's failure to provide and keep in force insurance as aforesaid, to the amount of the insurance premium or premiums not paid or not incurred by Tenant, and which would have been payable upon such insurance, but Landlord shall be entitled to recover as damages for such breach the uninsured amount of any loss (to the extent of any deficiency between the dollar limits of insurance required by the provisions of this Lease Agreement and the dollar limits of the insurance actually carried by Tenant), damages, costs and expenses of suit, including reasonable attorneys' fees, suffered or incurred by reason of damage to or destruction of the Demised Premises, or any portion thereof or other damage or loss which Tenant is required to insure against hereunder, occurring during any period which Tenant shall have failed or neglected to provide insurance as aforesaid.

                                  ARTICLE XII
                                   DEFAULTS

         Section 12.1 Event of Default. If any one or more of the following events (in this Article sometimes called "Events of Default" shall happen:

         (a) If default shall be made by Tenant, by operation of law or otherwise, under the provisions of Article XV hereof relating to assignment, sublease, mortgage or other transfer of Tenant's interest in this Lease Agreement or in the Demised Premises or in the income arising therefrom;

         (b) If default shall be made in the due and punctual payment of any Basic Rent or Additional Rent payable under this Lease Agreement or in the payment of any obligation to be paid by Tenant, when and as the same shall become due and payable, and such default shall continue for a period of ten days after written notice thereof given by Landlord to Tenant;

         (c) If default shall be made by Tenant in keeping, observing or performing any of the terms contained in this Lease Agreement which are Tenant's obligations to perform, other than those referred to in Subparagraphs (a) and (b) of this Section 12.1, which does not expose Landlord to criminal liability, and such default shall continue for a period of 30 days after written notice thereof given by Landlord to Tenant, or in the case of such a default or contingency which cannot with due diligence and in good faith be cured within 30 days, and Tenant fails to proceed promptly and with due diligence and in good faith to cure the same and thereafter to prosecute the curing of such default with due diligence and in good faith, it being intended that in connection with a default which does not expose Landlord to criminal liability, not susceptible of being cured with due diligence and in good faith within 30 days, that the time allowed Tenant within which to cure the same shall be extended for such period as may be necessary for the curing thereof promptly with due diligence and in good faith;

         (d) If default shall be made by Tenant in keeping, observing or performing any of the terms contained in this Lease Agreement which are Tenant's obligations to perform, other than those referred to in Subparagraphs (a), (b) and (c) of this Section 12.1, and which exposes Landlord to criminal liability, and such default shall continue after written notice thereof given by Landlord to Tenant, and Tenant fails to proceed timely and promptly with all due diligence and in good faith to cure the same and thereafter to prosecute the curing of such default with all due diligence, it being intended that in connection with a default which exposes Landlords to criminal liability that Tenant shall proceed immediately to cure or correct such condition with continuity and with all due diligence and in good faith;

then, and in any such event, Landlord, at any time thereafter during the continuance of any such Event of Default, may give written notice to Tenant specifying such Event of Default or Events of Default and stating that this Lease Agreement and the terms hereby demised shall expire and terminate on the date specified in such notice, and upon the date specified in such notice this Lease Agreement and the terms hereby demised, and all rights of Tenant under this Lease Agreement, including all rights of renewal whether exercised or not, shall expire and terminate, or in the alternative or in addition to the foregoing remedy, Landlord may assert and have the benefit of any other remedy allowed herein, at law, or in equity.

         Section 12.2 Surrender of Demised Premises. Upon any expiration or termination of this Lease Agreement, Tenant shall quit and peaceably surrender the Demised Premises, and all portions thereof, to Landlord and Landlord, upon or at any time after any such expiration or termination, may, without further notice, enter upon and reenter the Demised Premises, and all portions thereof, and possess and repossess itself thereof, by force, summary proceedings ejectment or otherwise, and may dispossess Tenant and remove Tenant and all other persons and property from the Demised Premises, and all portions thereof, and my have, hold and enjoy the Demised Premises and the right to receive all rental and other income of and from the same.

         Section 12.3 Reletting by Landlord. At any time, or from time to time after any such expiration or termination, Landlord may relet the Demised Premises, or any portion thereof, in the name of Landlord or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease Agreement) and on such conditions (which way include concessions or free rent) as Landlord, in its uncontrolled discretion, may determine and may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Demised Premises, or any part thereof, or for any failure to collect any rent due upon any such reletting.

         Section 12.4 Survival of Tenant's Obligations. No such expiration or termination of this Lease Agreement shall relieve Tenant of its liabilities and obligations under this Lease Agreement (as if this Lease Agreement had not been so terminated or expired), and such liabilities and obligations shall survive any such expiration or termination. In the event of any such expiration or termination, whether or not the Demised Premises, or any portion thereof, shall have been relet, Tenant shall pay to Landlord a sum equal to the Basic Rent, and the Additional Rent and any other charges required to be paid by Tenant, up to the time of such expiration or termination of this Lease Agreement, and thereafter Tenant, until the end of what would have been the term of this Lease Agreement in the absence of such expiration or termination, shall be liable to Landlord for, and shall pay to Landlord, as and for liquidated and agreed current damages for Tenant's default:

         (a) The equivalent of the amount of the Basic Rent and Additional Rent which would be payable under this Lease Agreement by Tenant if this Lease Agreement were still in effect, less

         (b) The net proceeds of any reletting effected pursuant to the provisions of Section 12.3 hereof after deducting all of Landlord's reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorneys' fees, alteration costs, and expenses of preparation of the Demised Premises, or any portion thereof, for such reletting.

Tenant shall pay such current damages in the amount determined in accordance with the terms of this Section 12.4, as set forth in a written statement thereof from Landlord to Tenant (hereinafter called the "Deficiency"), to Landlord in monthly installments on the days on which the Basic Rent would have been payable under this Lease Agreement if this Lease Agreement were still in effect, and Landlord shall be entitled to recover from Tenant each monthly installment of the Deficiency as the same shall arise.

         Section 12.5 Damages. At any time after an Event of Default, whether or not Landlord shall have previously collected any monthly Deficiency as set forth in Section 12.4, Landlord shall, at its option, be entitled to recover from Tenant in lieu of the collection of any further monthly Deficiencies, and Tenant shall pay to Landlord, on demand, as and for final damages for Tenant's default, an amount equal to the difference between the then present worth of the aggregate of the Basic Rent and Additional Rent (excluding items of Additional Rent that are incurred only as a direct result of occupancy) and any other charges to be paid by Tenant hereunder for the unexpired portion of the term of this Lease Agreement from and after the date through which any previously collected monthly Deficiencies have been paid, and the then present worth of the then aggregate fair and reasonable fair market rent of the Demised Premises for the same period. In the computation of present worth, a discount at the rate equal to the then existing Federal Reserve Discount Rate shall be employed. Nothing herein contained or contained in Section 12.4 shall limit or prejudice the right of Landlord to prove for and obtain, as damages by reason of such expiration or termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to or less than the amount of the difference referred to above.

         Section 12.6 No Waiver. No failure by Landlord or by Tenant to insist upon the performance of any of the terms of this Lease Agreement or to exercise any right or remedy consequent upon a breach thereof, and no acceptance by Landlord of full or partial rent from Tenant or any third party during the continuance of any such breach, shall constitute a waiver of any such breach or of any of the terms of this Lease Agreement. None of the terms of this Lease Agreement to be kept, observed or perforated by Landlord or by Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord and/or by Tenant, as the case may be. No waiver of any breach shall affect or alter this Lease Agreement, but each of the terms of this Lease Agreement shall continue in full force and affect with respect to any other then existing or subsequent breach of this Lease Agreement. No waiver of any default of Tenant herein shall be implied from any omission by Landlord to take any action on account of such default, if such default persists or is repeated and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Landlord shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.

         Section 12.7 Landlord's Remedies. In the event of any breach or threatened breach by Tenant of any of the terms contained in this Lease Agreement, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right or remedy allowed at law or in equity or by statute or otherwise as though entry, reentry, summary proceedings and other remedies were not provided for in this Lease Agreement. Each remedy or right of Landlord provided for in this Lease Agreement shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease Agreement, or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or the beginning of the exercise by Landlord of any one or more of such rights or remedies shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies.

         Section 12.8 Bankruptcy. If, during the term of this Lease Agreement,
(a) Tenant shall make an assignment for the benefit of creditors, (b) a voluntary petition be filed by Tenant under any law having for its purpose the adjudication of Tenant a bankrupt, or Tenant be adjudged a bankrupt pursuant to an involuntary petition in bankruptcy, (c) a receiver be appointed for the property of Tenant, or (d) any department of the state or federal government, or any officer thereof duly authorized, shall take possession of the business or property of Tenant, the occurrence of any such contingency shall be deemed it breach of the Lease Agreement and this Lease Agreement shall, ipso facto upon the happening of any of said contingencies, be terminated and the same shall expire as fully and completely as if the day of the happening of such contingency were the date hereon specifically fixed for the expiration of the term, and Tenant will then quit and surrender the Demised Premises, but Tenant shall remain liable as hereinafter provided. Notwithstanding other provisions of this lease Agreement, or any present or future law, Landlord shall be entitled to recover from Tenant or Tenant's estate (in lieu of the equivalent of the amount of all rent and other charges unpaid at the date of such termination) as damages for loss of the bargain and not as a penalty, an aggregate sum which at the time of such termination represents the difference between the then present worth of the aggregate of the Base Rent and Additional Rent and any other charges payable by Tenant hereunder that would have accrued for the balance of the term of this Lease Agreement (assuming this Lease Agreement had not been so terminated), over the then present worth of the aggregate fair market rent of the Demised Premises for the balance of such period, unless any statute or rule of law covering the proceedings in which such damages are to be proved shall limit the amount of such claim capable of being so proved, in which case Landlord shall be entitled to prove as and for damages by reason of such breach and termination of this Lease Agreement the maximum amount which may be allowed by or under any such statute or rule of law without prejudice to any rights of Landlord against any guarantor of Tenant's obligations herein. In the computation of present worth, a discount rate equal to the then existing Federal Reserve Discount Rate shall be employed. Nothing contained herein shall limit or prejudice Landlord's right to prove and obtain as damages arising out of such breach and termination the maximum amount allowed by any such statute or rule of law which may govern the proceedings in which such damages are to be proved, whether or not such amount be greater equal to, or less than the amount of the excess of the present value of the rent and other charges required herein over the present value of the fair market rents referred to above. Specified remedies to which Landlord my resort under the terms of this Section 12.8 are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord my be lawfully entitled.

         Section 12.9 Landlord's Default - Offset Rights. In the event that Landlord should default in its obligations with respect to Landlord's construction guaranty under Section 2.4 hereof, Landlord's obligation to complete incomplete items of Landlord's Improvements as provided in Section 2.5 hereof, Landlord's obligations to undertake certain replacements, major repairs or major reworkings as provided in Section 8.5 hereof or Landlord's obligations to reimburse Tenant as provided in Section 8.6 hereof, and Landlord has failed to commence to cure such default (or in the case of a default under Section 8.6 reimburse Tenant for amounts owed) within thirty (30) days of Tenant's notice to Landlord of such default and thereafter proceed in good faith with reasonable diligence to complete such cure, then Tenant, upon a second notice to Landlord of such default and the failure of Landlord to commence to cure such default (or in the case of a default by Landlord under Section 8.6 to reimburse Tenant for amounts owed) within five (5) days following the date of such notice and thereafter proceed in good faith and with reasonable diligence to complete such cure, may elect, at Tenant's option, but without obligation, to undertake to perform such acts and pay such amounts as are reasonably necessary to cure such default, and Landlord reimburse Tenant for amounts owed. If such amounts are not so paid by Landlord within said fifteen (15) day period (or immediately after the expiration of said five (5) day notice period as referenced above, in the case of a default by Landlord under Section 8.6 to reimburse Tenant for amounts owed), then Tenant shall have the right to offset such sums from the Basic Rent payable by Tenant hereunder; provided, however, the amount of such offset for any given month shall not exceed the greater of (i) 30% of the Basic Rent payable for such month, or (ii) a percentage of monthly Basic Rent as is necessary to fully amortize the amount of such amounts expended by Tenant over the remaining term of the Lease. In addition, amounts expended by Tenant hereunder shall bear interest at the Maximum Rate of Interest from the date such amounts are expended by Tenant, except in the case of amounts owed to Tenant as reimbursement pursuant to Section 8.6, which shall bear interest at the Maximum Rate of Interest from a date which is fifteen (15) days after Tenant's initial invoice to Landlord for such amounts.

                                 ARTICLE XIII
                          DESTRUCTION AND RESTORATION

         Section 13.1 Destruction and Restoration. Tenant covenants and agrees that in case of damage to or destruction of the Improvements after the commencement date of the term of this Lease Agreement, by fire or otherwise, Tenant, at its sole cost and expense, shall promptly restore, repair, replace and rebuild the same as nearly as possible to the condition that the same were in immediately prior to such damage or destruction with such changes or alterations (made in conformity with Article XIX hereof) as may be reasonably acceptable to Landlord or required by law. Tenant shall forthwith give Landlord written notice of such damage or destruction upon the occurrence thereof and specify in such notice, in reasonable detail, the extent thereof. Such restoration, repairs, replacements, rebuilding, changes and alterations, including the cost of temporary repairs for the protection of the Demised Premises, or any portion thereof, pending completion thereof are sometimes hereinafter referred to as the "Restoration." The Restoration shall be carried on and completed in accordance with the provisions and conditions of Section
13.2 and Article XIX hereof. If the net amount of the insurance proceeds (after deduction of all costs, expenses and fees related to recovery of the insurance proceeds) recovered by Tenant are reasonably deemed insufficient by Landlord to complete the restoration of such Improvements (exclusive of Tenant's personal property and trade fixtures which shall be restored, repaired or rebuilt out of Tenant's separate funds), Tenant shall, upon request of Landlord, deposit in the Restoration Account (as hereinafter defined) a cash deposit (or a completion bond or letter credit in form and substance reasonably acceptable to Landlord) equal to the reasonable estimate of the amount necessary to complete the restoration of such Improvements after taking into account the amount of such insurance proceeds available. Without limiting the foregoing, Tenant shall be responsible for all costs of Restoration including, but not limited to, all construction, architectural, engineering, legal, administrative and supervisory fees connected with the Restoration.

         Section 13.2 Application of Insurance Proceeds. All insurance monies recovered by Tenant shall, to the extent paid to Tenant, be held by Tenant in a segregated account (the "Restoration Account") and shall be applied only to the payment of the costs of the Restoration and shall be paid out from time to time as the Restoration progresses with a simultaneous delivery to Landlord of a certificate of the architect or a qualified professional engineer in charge of the Restoration stating that as of the date, of such certificate (a) the sum disbursed is justly due to the contractors, subcontractors, materialmen, laborers, engineers, architects, or persons, firms or corporations furnishing or supplying work, labor, services or materials for such Restoration, or is justly required to reimburse Tenant for any expenditures made by Tenant in connection with such Restoration; (b) except for the amount, if any, stated in such certificates to be due for work, labor, services or materials, there is no outstanding indebtedness known to the person signing such certificate, after due inquiry, which is then due for work, labor, services or materials in connection with such Restoration, which, if unpaid, might become the basis of a mechanic's lien or similar lien with respect to the Restoration or a lien upon the Demised Premises, or any portion thereof, and (c) the costs, as estimated by the person signing such certificate, of the completion of the Restoration required to be done subsequent to the date of such certificate in order to complete the Restoration do not exceed the amount remaining in the Restoration Account.

         Tenant shall furnish Landlord at the time of any such payment with evidence reasonably satisfactory to Landlord that there are no unpaid bills in respect to any work, labor, services or materials performed, furnished or supplied in connection with such Restoration. If the insurance monies and such other sums, if any, deposited by Tenant in the Restoration Account pursuant to
Section 13.1 hereof, shall be insufficient to pay the entire costs of the Restoration, Tenant agrees to pay any deficiency promptly upon demand. Upon completion of the Restoration and payment in full thereof by Tenant, Tenant may disburse to itself the balance remaining, if any, in the Restoration Account upon submission of proof reasonably satisfactory to Landlord that the Restoration has been paid for in full and the damaged or destroyed Building and other improvements repaired, restored or rebuilt as nearly as possible to the condition they were in immediately prior to such damage or destruction, or with such changes or alterations as may be made in conformity with Section 13.1 and
Article XIV hereof.

         Section 13.3 Continuance of Tenant's Obligations. Except as provided for in Section 13.6, no destruction of or damage to the Demised Premises, or any portion thereof, by fire, casualty or otherwise shall permit Tenant to surrender this Lease Agreement or shall relieve Tenant from its liability to pay to Landlord the Base Rent and Additional Rent payable under this Lease Agreement or from any of its other obligations under this Lease Agreement, and Tenant waives any rights now or hereafter conferred upon Tenant by present or future law or otherwise to quit or surrender this Lease Agreement or the Demised Premises, or any portion thereof, to Lease Agreement, and Tenant waives any rights now or hereafter conferred upon Tenant by present or future law or otherwise to quit or surrender this Lease Agreement or the Demised Premises, or any portion thereof, to Landlord or to any suspension, diminution, abatement or reduction of rent on account of any such damage or destruction.

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

         Section 13.4 Availability of Insurance Proceeds. To the extent that any insurance monies which would otherwise be payable to Tenant and used in the Restoration of the damaged or destroyed improvements are paid to any mortgagee of Landlord and applied in payment of or reduction of the sum or sums secured by any such mortgagee or mortgages made by Landlord on the Demised Premises, Landlord shall make available, for the purpose of Restoration of such improvements, an amount equal to the amount payable to its mortgagee out of such proceeds and such sum shall be applied in the manner provided in Section 13.2 hereof.

         Section 13.5 Completion of Restoration. The foregoing provisions of this Article XIII apply only to damage or destruction of the Improvements by fire, casualty or other cause occurring after the Possession Date. Any such damage or destruction occurring prior to such time shall be restored, repaired, replaced and rebuilt by Landlord and during such period of construction Landlord shall obtain and maintain the builder's risk insurance coverage referred to in
Section 6.1 hereof. All monies received by Landlord under its builder's risk insurance coverage shall be applied by Landlord to complete the Restoration of such damage or destruction and if such insurance proceeds are insufficient Landlord shall provide all additional funds necessary to complete the Restoration of the Improvements.

         Section 13.6 Termination of Lease.

               (a) If within twelve (12) months prior to the expiration of the term of this Lease Agreement, the Improvements shall be destroyed or damaged to such an extent that (i) the Restoration thereof will cost an amount in excess of the net proceeds of the insurance required to be and maintained by Tenant, hereinafter referred to as the "Excess Funds", (ii) the amount of Excess Funds exceeds Five Hundred Thousand Dollars ($500,000.00), and (iii) Tenant shall be unable or unwilling to expend out of its own funds such Excess Funds for the purpose of Restoration of such damage or destruction for occupancy by Tenant, Tenant shall, with reasonable promptness, notify Landlord, in writing, of such fact, which notice shall be accompanied by a detailed statement of the nature and extent of such damage or destruction and detailed estimates of the total cost of Restoration. Within 30 days after the giving of such notice, Landlord shall notify Tenant either that (a) it will furnish, at its sole cost and expense, the Excess Funds which are necessarily required in connection with the Restoration (to be disbursed in conformity with the requirements of Section 13.2 and
         Article XIX hereof), or (b) it is unwilling to expend the Excess Funds for such purpose. Failure to give such notice within such 30-day period shall be deemed an election by Landlord not to make such expenditure. In the event that Landlord elects not to expend the Excess Funds, as aforesaid, then Tenant shall have the option, within 15 days after the expiration of said 30-day period, to terminate this Lease Agreement and surrender the Demised Premises to Landlord by a notice, in writing, addressed to Landlord, specifying such election accompanied by Tenant's payment of the balance of the Base Rent and Additional Rent and other charges apportioned as hereafter specified in this Section 13.6. Upon the giving of such notice and the payment of such amounts, the term of this Lease Agreement shall cease and come to an and on a day to be specified in Tenant's notice, which date shall not be more than 30 days after the date of delivery of such notice by Tenant to Landlord. Tenant shall accompany such notice with its payment of all Base Rent and Additional Rent and other charges payable by Tenant hereunder, justly apportioned to the date of such damage, together with the dollar amount of Landlord's reasonable estimate of the Excess Funds. In such event Landlord shall be entitled to the proceeds of all property or casualty insurance on the Demised Premises required to be carried by Tenant under 6.1 hereof, and Tenant shall execute all documents reasonably requested by Landlord to allow such proceeds to be paid to Landlord.


               (b) If within six (6) months prior to the expiration of the term of this Lease Agreement, the Improvements shall be completely destroyed or there shall occur major damage (as hereinafter defined) to the Improvements, then within thirty (30) days after the event causing such destruction or major damage, either Landlord or Tenant upon giving written notice to the other may elect to terminate the term of the Lease as of the date of such destruction or major damage. Upon such termination, Landlord shall be entitled to the proceeds of all insurance upon the Demised Premises required to be carried by Tenant under Section 6.1 hereof, and Tenant shall execute all documents reasonably requested by Landlord to allow such proceeds to be paid to Landlord. In addition, Tenant shall simultaneously with Tenant's notice of termination (if Tenant is the terminating party) or within ten (10) days following Tenant's receipt of Landlord's notice of termination (if Landlord is the terminating party) pay to Landlord all Base Rent and Additional Rent and other charges payable by Tenant hereunder, justly apportioned to the date of such destruction or major damage of the Demised Premises, together with the dollar amount of Landlord's reasonable estimate of the Excess Funds.

                                  ARTICLE XIV
                                 CONDEMNATION


hereunder shall cease and come to an end on the date of vesting of title pursuant to such Proceedings and Landlord shall be entitled to and shall receive the total award made in such Proceedings, Tenant hereby assigning any interest in such awards, damages, consequential damages and compensation to Landlord and Tenant hereby waiving any right Tenant has now or may have under present or future law to receive any separate award of damages for its interest in the Demised Premises, or any portion thereof, or its interest in this Lease Agreement; provided, however, the foregoing shall not prevent Tenant from maintaining a separate action to recover damages for moving expenses, loss of business and loss of trade fixtures, provided, in no event shall Tenant be permitted to maintain any action with respect to the loss of its leasehold estate.

         Section 14.2 Partial Condemnation/Termination of Lease. If, during the Initial Term of this Lease Agreement, or any extension or renewal thereof, less than the entire Demised Premises, but more than 15% of the floor area of the Building, or more than 25% of the land area of the Demised Premises, shall be taken in any such Proceedings, this Lease Agreement shall, upon vesting of title in the Proceedings, terminate as to the portion of the Demised Premises so taken, and Tenant may, at its option, terminate this Lease Agreement as to the remainder of the Demised Premises. Tenant shall not have the right to terminate this Lease pursuant to the preceding sentence unless (a) the business of Tenant conducted in the portion of the Demised Premises taken cannot reasonably be carried on with substantially the same utility and efficiency in the remainder of the Demised Premises (or any substitute space securable by Tenant pursuant to clause [b] hereof) and (b) Tenant cannot construct or secure substantially similar space to the space so taken, on the Demised Premises. Such termination as to the remainder of the Demised Premises shall be effected by notice in writing given not more than 60 days after the date of vesting of title in such Proceedings, and shall specify a date not more than 60 days after the giving of such notice as the date for such termination. Upon the data specified in such notice, the term of this Lease Agreement, and all right, title and interest of Tenant hereunder, shall cease and come to an end. If this Lease Agreement is terminated as in this Section 14.2 provided, Landlord shall be entitled to and shall receive the total award made in such Proceedings, Tenant hereby assigning any interest in such award, damages, consequential damages and compensation to Landlord, and Tenant hereby waiving any right Tenant has now or may have under present or future law to receive any separate award of damages for its interest in the Demised Premises, or any portion thereof, or its interest in this Lease Agreement except as otherwise provided in Section 14.1. In the event that Tenant elects not to terminate this Lease Agreement as to the remainder of the Demised Premises, the rights and obligations of Landlord and Tenant shall be governed by the provisions of Section 14.3 hereof.

         Section 14.3 Partial Condemnation/Continuation of Lease. If 15%, or less, of the floor area of the Building, or 25 %, or less, of the land area of the Demised Premises, shall be taken in such Proceedings, or if more than 15% of the floor area of the Building or more than 25% of the land area of the Demised Premises is taken (but less than the entire Demised Premises), and this Lease Agreement is not terminated as in Section 14.2 hereof provided, this Lease Agreement shall, upon vesting of title in the Proceedings, terminate as to the parts so taken, and Tenant shall have no claim or interest in the award, damages, consequential damages and compensation, or any part thereof except as otherwise provided in Section 14.1. Landlord shall be entitled to and shall receive the total award made in such Proceedings, Tenant hereby assigning any interest in such award, damages, consequential damages and compensation to Landlord, and Tenant hereby waiving any right Tenant has now or may have under present or future law to receive any separate award of damages for its interest in the Demised Premises, or any portion thereof, or its interest in this Lease Agreement except as otherwise provided above in Section 14.1. The net amount of the award (after deduction of all costs and expenses, including attorneys' fees) that may be received by Landlord in any such proceedings for physical damage to the Improvements as the result of such taking shall be deposited by Landlord in Tenant's Restoration Account. Tenant, in such case, covenants and agrees, at Tenant's sole cost and expense (subject to reimbursement to the extent hereinafter provided), promptly to restore that portion of the Improvements on the Demised Premises not so taken to a complete architectural and mechanical unit for the use and occupancy of Tenant as in this Lease Agreement provided. In the event that the net amount of the award (after deduction of all costs and expenses, including attorneys' fees) that may be received by Landlord in any such Proceedings for physical damage to the Improvements as a result of such taking is insufficient to pay all costs of such restoration work, Landlord shall deposit in the Restoration Account such additional sum as may be required to update the Restoration as the Restoration progresses upon the written request of Tenant. The provisions and conditions in Article XIX applicable to changes and alterations shall apply to Tenant's obligations to restore that portion of the Improvements to a complete architectural and mechanical unit. Tenant shall apply so much of the net amount of any award (after deduction of all costs and expenses, including attorneys' fees) that may be received by Landlord in any such Proceedings for physical damage to the Improvements as a result of such taking and deposited by Landlord in the Restoration Account to the costs of such restoration work thereof and such

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

amounts in the Restoration Account shall be paid out from time to time to Tenant, or on behalf of Tenant, as such restoration work progresses with the simultaneous delivery to Landlord of a certificate of the architect or the registered professional engineer in charge of the restoration work stating that
(a) the sum requested is justly due to the contractors, subcontractors, materialmen, laborer, engineers, architects or other persons, firms or corporations furnishing or supplying work, labor, services or materials for such restoration work or as is justly required to reimburse Tenant for expenditures made by Tenant in connection with such restoration work; and (b) the net amount of any such award for physical damage to the Improvements as a result of such taking remaining in the Restoration Account, together with the sums, if any, deposited by Landlord pursuant to the provisions hereof, will be sufficient upon the completion of such restoration work to pay for the same in full. If payment of the award for physical damage to the Improvements as a result of such taking, as aforesaid, shall not be received by Landlord in time to permit payments as the restoration work progresses, Tenant shall, perform such work without delay (except such delays as are referred to in Article XIX hereon, and Landlord shall deposit in the Restoration Account such amounts damage to the Improvements as a result of such taking, as aforesaid, shall not be received by Landlord in time to permit payments as the restoration work progresses, Tenant shall, perform such work without delay (except such delays as are referred to in Article XIX hereof), and Landlord shall deposit in the Restoration Account such amounts required to undertake the restoration work as the restoration work progresses pursuant to this Section 14.3. In which event Landlord shall be entitled to retain an amount equal to the sum disbursed to Tenant pursuant to the preceding sentence out of any award for physical damages to the Improvements as and when payment of such award is received by Landlord. Tenant shall also furnish Landlord with each certificate hereinabove referred to, together with evidence reasonably satisfactory to Landlord that there are no unpaid bills in respect to any work, labor, services or materials performed, furnished or supplied, or claimed to have been performed, furnished or supplied, in connection with such restoration work, and that no liens have been filed against the Demised Premises, or any portion thereof. Tenant shall not pay out any funds from the Restoration Account when there are unpaid bills for work, labor, services or materials performed, furnished or supplied in connection with such restoration work (other than bills to be paid by the amount being disbursed from the Restoration Account), or where a lien for work, labor, services or materials performed, furnished or supplied has been placed against the Demised Premises, or any portion thereof. Upon completion of the restoration work and payment in full therefor by Tenant, and upon submission of proof reasonably satisfactory to Landlord that the restoration work has been paid for in full and that the Improvements have been restored or rebuilt to a complete architectural and mechanical unit for the use and occupancy of Tenant as provided in this Lease Agreement, the amount remaining in the Restoration Account shall be disbursed to Landlord. To the extent that any award, damages or compensation which would otherwise be payable to Landlord and applied to the payment of the cost of restoration of the Improvements is paid to any mortgagee of Landlord and applied in payment or reduction of the sum or sums secured by any such mortgage or mortgages made by Landlord on the Demised Premises, Landlord shall make available for the use of Tenant, in connection with the payment of the cost of restoring the Improvements an amount equal to the amount of such net award payable to the mortgagee. From and after the date of delivery of petition to the condemning authority pursuant to the Proceedings, a just and proportionate part of the Basic Rent, according to the extent and nature of such taking, shall abate for the remainder of the term of this Lease Agreement.

         Section 14.4 Continuance of Obligations. In the event of any termination of this Lease Agreement, or any part thereof, as a result of any such Proceedings, Tenant shall pay to Landlord all Basic Rent and all Additional Rent and other charges payable hereunder with respect to that portion of the Demised Premises so taken in such Proceedings with respect to which this Lease Agreement shall have terminated justly apportioned to the date of such termination. If this Lease is not terminated from and after the date of vesting of title in such Proceedings, Tenant shall continue to pay the Basic Rent and Additional Rent and other charges payable hereunder, as in this Lease Agreement provided, to be paid by Tenant subject to an abatement of a just and proportionate part of the Basic Rent according to the extent and nature of such taking as provided for in Paragraphs 14.3 and 14.5 hereof in respect to the Demised Premises remaining after such taking.

         Section 14.5 Adjustment of Rent. In the event of a partial taking of the Demised Premises under Paragraph 14.3 hereof, or a partial taking of the Demised Premises under Paragraph 14.2 hereof, followed by Tenant's election not to terminate this Lease Agreement, the fixed Basic Rent payable hereunder during the period from and after the date of vesting of title in such Proceedings to the termination of this Lease Agreement shall be reduced to a sum equal to the product of the Basic Rent provided for herein multiplied by a fraction, the numerator of which is the value of the Demised Premises after such taking and after the same has been restored to a complete architectural unit, and the denominator of which is the value of the Demised Premises prior to such taking.

                                  ARTICLE XV
                         ASSIGNMENT, SUBLETTING, ETC.

         Section 15.1 Restriction on Transfer. Tenant shall not sublet the Demised Premises, or any portion thereof, nor assign, mortgage, pledge, transfer or otherwise encumber or dispose of this Lease Agreement, or any interest therein, or in any manner assign, mortgage, pledge, transfer or otherwise encumber or dispose of its interest or estate in the Demised Premises, or any portion thereof, without obtaining Landlord's prior written consent in each and every instance, which consent shall not be unreasonably withheld or delayed, provided the following conditions are complied with:

         (a) Any assignment of this Lease Agreement shall transfer to the assignee all of Tenant's right, title and interest in this Lease Agreement and all of Tenant's estate or interest in the Demised Premises.

         (b) At the time of any assignment or subletting, and at the time when Tenant requests Landlord's written consent thereto, this Lease Agreement must be in full force and effect, without any breach of default thereunder on the part of Tenant.

         (c) Any such assignee shall assume, by written, recordable instrument, in form and content satisfactory to Landlord, the due performance of all of Tenant's obligations under this Lease Agreement, including any accrued obligations at the time of the effective date of the assignment, and such assumption agreement shall state that the same is made by the assignee for the express benefit of Landlord as a third party beneficiary thereof. A copy of the assignment and assumption

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

                agreement, both in form and content satisfactory to Landlord, fully executed and acknowledged ________________________________

         (d) In the case of a subletting, a copy of any sublease fully executed and acknowledged by Tenant and the sublessee shall be mailed to Landlord ten days prior to the effective date of such subletting, which sublease shall be in form and content acceptable to Landlord.

         (e) Such assignment or subletting shall be subject to all the provisions, terms, covenants and conditions of this Lease Agreement, and Tenant-assignor (and the guarantor or guarantors of this Lease Agreement, if any) and the assignee or assignees shall continue to be and remain liable under the Lease Agreement, as it may be amended from time to time without notice to any assignor of Tenant's interest or to any guarantor.

         (f) Each sublease permitted under this Section 15.1 shall contain provisions to the effect that (i) such sublease is only for actual use and occupancy by the sublessee; (ii) such sublease is subject and subordinate to all of the terms, covenants and conditions of this Lease Agreement and to all of the rights of Landlord thereunder; and (iii) in the event this Lease Agreement shall terminate before the expiration of such sublease, the sublessee thereunder will, at Landlord's option, attorn to Landlord and waive any rights the sublessee may have to terminate the sublease or to surrender possession thereunder, as a result of the termination of this Lease Agreement.

         (g) Tenant agrees to pay on behalf of Landlord any and all costs of Landlord, including reasonable attorney's fees paid or payable to outside counsel, occasioned by such assignment or subletting.

         Section 15.2 Restriction From Further Assignment. Notwithstanding anything contained in this Lease Agreement to the contrary and notwithstanding any consent by Landlord to any sublease of the Demised Premises, or any portion thereof, or to any assignment of this Lease Agreement or of Tenant's interest or estate in the Demised Premises, no sublessee shall assign its sublease nor further sublease the Demised Premises, or any portion thereof, and no assignee shall further assign its interest in this Lease Agreement or its interest or estate in the Demised Premises, or any portion thereof, nor sublease the Demised Premises, or any portion thereof, without Landlord's prior written consent in each and every instance which consent shall not be unreasonably withheld or unduly delayed. No such assignment or subleasing shall relieve Tenant or any guarantor of this Lease from any of their respective obligations with respect to this Lease Agreement contained.

         Section 15.3 Tenant's Failure to Comply. Tenant's failure to comply with all of the foregoing provisions and conditions of this Article XV shall (whether or not Landlord's consent is required under this Article), at Landlord's option, under any purported assignment or subletting null and void and of no force and effect. Notwithstanding anything herein to the contrary, Landlord hereby consents to an assignment of this Lease in connection with the merger or restructuring of Tenant or the sale of all or substantially all of Tenant's assets or to any entity controlled by, which controls or which is under common control with Tenant, such as any parent, subsidiary or affiliate of Tenant; provided that (i) any such assignment shall not in any way relieve or release Tenant or any guarantor of this Lease from any of their respective obligations with respect to this Lease Agreement, and (ii) Tenant shall provide Landlord with prompt notice of such assignment, together with all copy of all assignment documents related thereto.

                                  ARTICLE XVI
                        SUBORDINATION, NONDISTURBANCE,
                      NOTICE TO MORTGAGEE AND ATTORNMENT

         Section 16.1 Subordination by Tenant. This Lease Agreement and all rights of Tenant therein (including, but not limited to the Option to Purchase, as hereinafter defined), and all interest or estate of Tenant in the Demised Premises, or any portion thereof, shall be subject and subordinate to the lien of any mortgage, deed of trust, security instrument or other document of like nature ("Mortgage"), which at any time may be placed upon the Demised Premises, or any portion thereof, by Landlord, and to any replacements, renewals, amendments, modifications, extensions or refinancing thereof, and to each and every advance made under any Mortgage. Tenant agrees at any time hereafter, and from time to time on demand of Landlord, to execute and deliver to Landlord any instruments, releases or other documents that may be reasonably required for the purpose of subjecting and subordinating this Lease Agreement to the lien of any such Mortgage. It is agreed, nevertheless, and all instruments and documents executed by Tenant shall reflect that so long as Tenant be not in default in the payment of Basic Rent and Additional Rent and the performance and observance of all covenants, conditions, provisions, terms and agreements to be performed and observed by Tenant under this Lease Agreement, that such subordination agreement or other instrument, release or document and any prior mortgage or other lien upon the Demised Premises shall not interfere with, hinder or molest any and all of Tenant's rights and interests under this Lease including, but not limited to, Tenant's right to quiet enjoyment under this Lease Agreement, nor the right of Tenant to continue to occupy the Demised Premises, and all portions thereof, and to conduct its business thereon in accordance with the covenants, conditions, provisions, terms and agreements of this Lease Agreement. The lien of any such Mortgage shall not cover Tenant's trade fixtures or other personal property located in or on the Demised Premises.

         Section 16.2 Landlord's Default. In the event of any act of omission of Landlord constituting a default by Landlord, Tenant shall not exercise any remedy until Tenant has given Landlord prior written notice of such act or omission and until a 30-day period of time to allow Landlord or the mortgagee to remedy such act or omission shall have elapsed following the giving of such notice; provided, however, if such act or omission cannot, with due diligence and in good faith, be remedied within such 30-day period, the Landlord and/or mortgagee shall be allowed such further period of time as may be reasonably necessary provided that it shall have commenced remedying the same with due diligence and in good faith within said 30-day period and provided Tenant's rights and interests hereunder and Tenant's use of the Demised Premises are not materially interfered with during such period. Notwithstanding the foregoing provisions of this Section 16.2, the thirty (30) day grace period provided in this Section 16.2 shall be concurrent with and not in addition to the thirty
(30) day grace period provided in Section 12.9 and shall not in any way limit Tenant's rights under Section 12.9. In the event Landlord's act or omission which constitutes a Landlord's default hereunder results in an immediate threat of bodily harm to Tenant's employees, agents or invitees, or damage to Tenant's property Tenant may proceed to cure the default without prior notice to Landlord provided, however, in that event Tenant shall give written notice to Landlord as soon as possible under commencement of such cure. Nothing herein contained shall be construed or interpreted as requiring any mortgagee to remedy such act or omission.

         Section 16.3 Attornment. If any mortgagee shall succeed to the rights of Landlord under this Lease Agreement or to ownership of the Demised Premises, whether through possession or foreclosure or the delivery of a deed to the Demised Premises, then, upon the written request of such mortgagee so succeeding to Landlord's rights hereunder, Tenant shall attorn to and recognize such mortgagee as Tenant's Landlord under this Lease Agreement, and shall promptly execute and deliver any instrument that such mortgagee may reasonably request to evidence such attornment (whether before or after making of the mortgage). In the event of any other transfer of Landlord's interest hereunder, upon the written request of the transferee and Landlord, Tenant shall attorn to and recognize such transferee as Tenant's Landlord under this Lease Agreement and shall promptly execute and deliver any instrument that such transferee and Landlord may reasonably request to evidence such attornment.

                                 ARTICLE XVII
                                     SIGNS

         Section 17.1 Tenant's Signs. Tenant may erect signs on the exterior doors or windows or interior of the Improvements or on the landscaped area adjacent thereto, provided that such sign or signs (a) do not cause any structural damage or other damage to the Improvements; (b) do not violate applicable governmental laws, ordinances, rules or regulations; (c) do not violate any existing restrictions affecting the Demised Premises; and (d) are compatible with the architecture of the Improvements and the landscaped area adjacent thereto. Without limiting the foregoing, Tenant shall not be permitted to install signage on the roof or structure of the Demised Premises.

                                 ARTICLE XVIII
                               REPORTS BY TENANT

         Section 18.1 Annual Statements. Upon request by Landlord at any time after 135 days after the end of the applicable fiscal year of Fingerhut Companies, Inc., a Minnesota corporation, Tenant shall cause Fingerhut Companies, Inc. to deliver to Landlord a copy of Fingerhut Companies, Inc.'s audited financial statement for such fiscal year.

                                  ARTICLE XIX
                            CHANGES AND ALTERATIONS

         Section 19.1 Tenant's Changes and Alterations. Tenant shall have the right at any time, and from time to time during the term of this Lease Agreement, to make such changes and alterations, structural or otherwise, to the Improvements and fixtures hereafter erected on the Demised Premises as Tenant shall deem necessary or desirable in connection with the requirements of its business, which such changes and alterations (other than changes or alterations of Tenant's movable trade fixtures and equipment) shall be made in all cases subject to the following conditions, which Tenant covenants to observe and perform:

(a) Permits. No change or alteration shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required from time to time, all municipal, state and federal permits and authorizations of the various governmental bodies and departments having jurisdiction thereof, and Landlord agrees to join in the application for such permits or authorizations whenever such action is necessary, all at Tenant's sole cost and expense, provided such applications do not cause Landlord to become liable for any cost, fees or expenses.

(b) Compliance with Plans and Specifications. Before commencement of any change, alteration, restoration, repairs or construction (hereinafter sometimes referred to as "Work") requiring a building permit and involving in the aggregate an estimated cost of more than Ten Thousand and No/100ths Dollars ($10,000.00) or which in Landlord's reasonable judgment would materially alter or impact the roof, parking lot, mechanical, structural, or electrical systems of Improvements or which is undertaken by Tenant pursuant to Section 8.6 hereof, Tenant shall furnish Landlord with detailed plans and specifications of the proposed change or alteration, obtain Landlord's prior written consent, which consent shall not be withheld (but such consent may be withheld if the change or alteration would, in the reasonable judgment of Landlord, impair the value or usefulness of the Land or Improvements, or any substantial part thereof to Landlord); (iii) furnish Landlord the name and address of the licensed architect or licensed professional engineer selected and paid for by Tenant, who shall supervise any such work (hereinafter referred to as "Alterations Architect or Engineer"); and (iv) obtain Landlord's prior written approval of detailed plans and specifications prepared and approved in writing by said Alterations Architect or Engineer, and of each amendment and change thereto. Work which does not require a building permit or materially alter or impact the roof, parking lot, mechanical, structural or electrical system of the Improvements or which is not undertaken by Tenant pursuant to Section 8.6 hereof shall not be subject to the provisions of this subparagraph (b) or require Landlord's prior written consent; provided, however, such Work shall be subject to the remaining provisions of this Article XIX.

(c) Value Maintained. Any change or alteration shall, when completed, be of such character as not to reduce the value or utility of the Demised Premises or the Improvements to which such change or alteration is made below its value or utility to Landlord immediately before such change or alteration, nor shall such change or alteration reduce the area or cubic content of the Building, nor change the character of the Demised Premises or the Improvements as to use without Landlord's express written consent.

(d) Compliance with Laws. All Work done in connection with any change or alteration shall be done promptly and in a good and workmanlike manner and in compliance with all building and zoning laws of the place in which the Demised Premises are situated, and with all laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards and officers thereof, and in accordance with

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

      the orders, rules and regulations of the Board of Fire Underwriters where the Demised Premises are located, or any other body exercising similar functions. The cost of any such change or alteration shall be paid so that the Demised Premises and all portions thereof shall at all times be free of liens for labor and materials supplied to the Demised Premises, or any portion thereof. The Work of any change or alteration shall be prosecuted with reasonable dispatch, delays due to strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions or similar causes beyond the control of Tenant excepted. Tenant shall obtain and maintain or cause its contractors and subcontractors to obtain and maintain, at its or their sole cost and expense, during the performance of the Work, workers' compensation insurance covering all persons employed in connection with the Work and with respect to which death or injury claims could be asserted against Landlord or Tenant or against the Demised Premises or any interest therein, together with comprehensive general liability insurance for the mutual benefit of Landlord and Tenant with limits of not less than One Million Dollars ($1,000,000.00) in the event of injury to one person, Two Million Dollars ($2,000,000.00) in respect to any one accident or occurrence, and One Hundred Thousand Dollars ($100,000.00) for property damage, and the fire insurance with "extended coverage" endorsement required by Section 6.1 hereof shall be supplemented with "builder's risk" insurance on a completed value form or other comparable coverage on the Work. All such insurance shall be in a company or companies authorized to do business in the state in which the Demised Premises are located with a Best's rating of B+, IX or similar and certificates of insurance on ACCORD Form 27 shall be delivered to Landlord prior to the commencement of any Work.

(e) Property of Landlord. All improvements and alterations (other than Tenant's movable trade fixtures and equipment) made or installed by Tenant shall immediately upon completion or installation thereof, become the property of Landlord without payment therefor by Landlord, and shall be surrendered to Landlord on the expiration of the term of this Lease Agreement.

(f) Location of Improvements. No change, alteration, restoration or new construction shall be in or connect the Improvements with any property, building or other improvement located outside the boundaries of the parcel of land described in Exhibit "A" attached, nor shall the same obstruct or interfere with any existing easement.

(g) Removal of Improvements. As a condition to granting approval for any changes or alterations, Landlord may require Tenant to agree that Landlord, by written notice to Tenant, given at or prior to the time of granting such approval, may require Tenant to remove any improvements, additions or installations installed by Tenant in the Demised Premises at Tenant's sole cost and expense, and repair and restore any damage caused by the installation and removal of such improvements, additions, or installations; provided, however, the only improvements, additions or installations which Tenant shall remove shall be those specified in such notice. All improvements, additions or installations installed by

               Tenant which did not require Landlord's prior approval shall be removed by Tenant as provided for in this Section 19.1(g), unless Tenant has obtained a written waiver of such condition from Landlord.

                                  ARTICLE XX
                           MISCELLANEOUS PROVISIONS

         Section 20.1 Entry by Landlord. Tenant agrees to permit Landlord and authorized representatives of Landlord to enter upon the Demised Premises at all reasonable times upon twenty-four (24) hours prior notice during ordinary business hours for the purpose of inspecting the same and making any ordinary repairs to comply with any laws, ordinances, rules, regulations or requirements of any public body, or the Board of Fire Underwriters, or any similar body. Nothing herein contained shall imply any duty upon the part of Landlord to do any such work which, under any provision of this Lease Agreement, Tenant may be required to perform and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any work, keep and store upon the Demised Premises all necessary materials, tools and equipment. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making repairs or the performance of any work in or about the Demised Premises, or on account of bringing material, supplies and equipment into, upon or through the Demised Premises during the course thereof, and the obligations of Tenant under this Lease Agreement shall not be thereby affected in any manner whatsoever.

         Section 20.2 Exhibition of Demised Premises. Landlord is hereby given the right during usual business hours at any time during the term of this Lease Agreement upon twenty-four (24) hours prior notice to enter upon the Demised Premises and to exhibit the same for the purpose of mortgaging or selling the same. During the final year of the term, Landlord shall be entitled to display on the Demised Premises, in such manner as to not unreasonably interfere with Tenant's business, signs indicating that the Demised Premises are for rent or sale and suitably identifying Landlord or its agent. Tenant agrees that such signs may remain unmolested upon the Demised Premises and that Landlord may exhibit said premises to prospective Tenants during said period.

         Section 20.3 Indemnification.

         (a) To the fullest extent allowed by law, Tenant shall at all times indemnify, defend and hold Landlord harmless against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from the conduct or management, or from any work or things whatsoever done in or about the Demised Premises from and after the Possession Date by or on behalf of Tenant not resulting directly from Landlord's negligence (or the negligence of Landlord's employees, agents, contractors or subcontractors), and will further indemnify, defend and hold Landlord harmless against and from any and all claims arising from and after the Possession Date during the term of this Lease Agreement, from any condition of the Improvements (except for such conditions as are Landlord's obligations under Sections 2.1, 2.5 and 8.5 of this Lease), or of any passageways or space therein or appurtenant thereto, or arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed, pursuant to the terms of this Lease Agreement, or arising from any act or negligence of Tenant, its agents, servants, employees or licensees, or arising from any accident, injury or damage whatsoever caused to any person, firm or corporation occurring from and after the Possession Date during the term of this Lease Agreement, in or about the Demised Premises, or upon the sidewalk and the land adjacent thereto, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, covenants to defend such action or proceeding by counsel reasonably satisfactory to Landlord.

        (b) To the fullest extent allowed by law, Landlord shall at all times indemnify, defend and hold Tenant harmless against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from the conduct or management, or from any work or things whatsoever done in and about the Demised Premises prior to the Possession Date (except for matters arising from the act, omission or negligence of Tenant or Tenant's employees, agents, contractors or subcontractors present on the Demised Premises prior to the Possession Date) and will further indemnify, defend and hold Tenant harmless against and from any and all claims arising from any breach or default on the part of Landlord in the performance of any covenant or agreement on the part of Landlord to be performed, pursuant to the terms of this Lease Agreement, arising from any act or negligence of Landlord, its agents, servants, employees or licensees, arising from any accident, injury or damage whatsoever caused to any person, firm or corporation, occurring prior to the Possession Date (except for matters arising from the act, omission or negligence of Tenant or Tenant's employees, agents, contractors or subcontractors present on the Demised Premises prior to the Possession Date) in or about the Demised Premises or upon the sidewalk and land adjacent thereto, and from and against all costs, attorney's fees, expenses, liabilities incurred in or about any such claim or action or proceeding brought thereon, and in case any action or proceeding be brought against Tenant by reason of such claim, Landlord upon notice from Tenant, covenants to defend such action or proceeding by counsel reasonably satisfactory to Tenant.

        Section 20.4 Notices. All notices which are required or permitted hereunder must be in writing and shall be deemed to have been given, delivered or made, as the case may be (notwithstanding lack of actual receipt by the addressee) (i) when delivered by personal delivery or (ii) three (3) business days after having been deposited in the United States Mail, certified or registered, return receipt requested, sufficient postage affixed and prepaid, or
(iii) one (1) business day after having been deposited with an expedited overnight courier service (such as by way of example, but not limitation, U.S. Express Mail, Federal Express or Purolator), addressed to the party to whom notice is intended to be given at the address set forth below:

              To Landlord:                  Opus South Corporation
                                            Suite 444, 4200 West Cypress Street

                                            Tampa, Florida 33607
                                            Attn:    Neil Rauenhorst, President

                  With a copy to:           Opus U.S. Corp.
                                            Post Office Box 59110
                                            Minneapolis, Minnesota 55440
                                            Attn:    Law Department

                  To Tenant:                Customer Communications Center, Inc.
                                            4400 Baker Road
                                            Minnetonka, Minnesota 55343
                                            Attn:    Lee C. Stasny,
                                                     Manager-Facilities Planning

                  With a copy to:           Fingerhut Companies, Inc.
                                            4400 Baker Road
                                            Minnetonka, Minnesota 55343
                                            Attn:    Legal Department

or at such other place as Landlord or Tenant may from time to time designate by written notice to the other party.

         Section 20.5 Quiet Enjoyment. Landlord covenants and agrees that Tenant, upon paying the Basic Rent and Additional Rent, and upon observing and keeping the covenants, agreements and conditions of this Lease Agreement on its part to be kept, observed and performed, shall lawfully and quietly hold, occupy and enjoy the Demised Premises (subject to the provisions of this Lease Agreement) during the term of this Least Agreement without hindrance or molestation by Landlord or by any person or persons claiming under Landlord.

         Section 20.6 Landlord's Continuing Obligations. The term "Landlord," as used in this Lease Agreement so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Demised Premises, and in the event of any transfer or transfers or conveyance the then grantor shall be automatically freed and relieved from and after the date of assumption by grantee of all obligations under this Lease and of such transfer or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease Agreement thereafter to be performed, provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has in interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provision of this Lease Agreement shall be paid to Tenant. The covenants and obligations contained in this Lease Agreement on the part of Landlord shall, subject to the aforesaid, be binding on Landlord's successors and assigns, during and in respect of their respective successive periods of ownership. Nothing herein contained shall be construed as relieving Landlord of its obligations under Article II of this Lease Agreement, or releasing Landlord from any obligation to complete the cure of any breach by Landlord during the period of its ownership of the Demised Premises or releasing Landlord from any other of its obligations under this Lease during the term of its ownership of the Demised Premises including, without

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

limitation, Landlord's obligation of indemnity for hazardous materials to the extent caused by Landlord during its term of ownership of the Demised Premises.

     Section 20.7 Estoppel. Landlord and Tenant shall, each without charge at any time and from time to time, within ten days after written request by the other party, certify by written instrument, duly executed, acknowledged and delivered to any mortgagee, assignee of a mortgagee, proposed mortgagee, or to any purchaser or proposed purchaser, or to any other person dealing with Landlord, Tenant or the Demised Premises:

     (a) That this Lease Agreement (and all guaranties, if any) is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect, as modified, and stating the modifications);

     (b) The dates to which the Basic Rent or Additional Rent have been paid in advance;

     (c) Whether or not there are then existing any breaches or defaults by such party or the other party known by such party under any of the covenants, conditions, provisions, terms or agreements of this Lease Agreement, and specifying such breach or default, if any, or any setoffs or defenses against the enforcement of any covenant, condition, provision, term or agreement of this Lease Agreement (or of any guaranties) upon the part of Landlord or Tenant (or any guarantor), as the case may be, to be preformed or complied with (and, if so, specifying the same and the steps being taken to remedy the same); and

     (d) Such other statements or certificates as Landlord or any mortgagee may reasonably request.

     It is the intention of the parties hereto that any statement delivered pursuant to this Section 20.7 may be relied upon by any of such parties dealing with Landlord, Tenant or the Demised Premises.

     Section 20.8 Memorandum of Lease. Upon not less than ten days prior written request by either party, the parties hereto agree to execute and deliver to each other a Memorandum and Short Form of Lease, in recordable form, setting forth the follows:

     (a)  The date of this Lease Agreement;

     (b)  The parties to this Lease Agreement;

     (c)  The term of this Lease Agreement;

     (d)  The legal description of the Demised Premises; and

     (e) Such other matters reasonably requested by Landlord or Tenant to be stated therein.

     Section 20.9 Severability. If any covenant, condition, provision, term or agreement of this Lease Agreement shall, to any extent, be held invalid or unenforceable, the remaining covenants, conditions, provisions, terms and agreements of this Lease Agreement shall not be affected thereby, but each covenant, condition, provision, term or agreement of this Lease Agreement shall be valid and in force to the fullest extent permitted by law. This Lease Agreement shall be construed and be enforceable in accordance with the laws of the state in which the Demised Promise are located.

     Section 20.10 Successors and Assigns. The covenants and agreements herein contained shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant and its permitted successors and assigns.

     Section 20.11 Captions. The caption of each article of this Lease Agreement is for convenience and reference only, and in no way defines, limits or describes the scope of intent of such article or of this Lease Agreement.

     Section 20.12 Relationship of Parties. This Lease Agreement does not create the relationship of principal and agent, or of partnership, joint venture, or of any association or relationship between Landlord and Tenant, the sole relationship between Landlord and Tenant being that of Landlord and Tenant.

     Section 20.13 Entire Agreement. All preliminary and contemporaneous negotiations are merged into and incorporated in this Lease Agreement. This Lease Agreement together with the Exhibits contains the entire agreement between the parties and shall not be modified or amended in any manner except by an instrument in writing executed by the parties hereto.

     Section 20.14 No Merger. There shall be no merger of this Lease Agreement or the leasehold estate created by this Lease Agreement with any other estate or interest in the Demised Premises by reason of the fact that the same person, firm, corporation or other entity may acquire, hold or own directly or indirectly, (a) this Lease Agreement or the leasehold interest created by this Lease Agreement of any interest therein, and (b) any such other estate or interest in the Demised Premises, or any portion thereof. No such merger shall occur unless and until all persons, firms, corporations or other entities having an interest (including a security interest) in (1) this Lease Agreement or the leasehold estate created thereby, and (2) any such other estate or interest in the Demised Premises, or tiny portion thereof, shall join in a written instrument expressly effecting such merger and shall duly record the same.

     Section 20.15 Possession and Use. Tenant acknowledges that the Demised Premises are the property of Landlord and that Tenant has only the right to possession and use thereof upon the covenants, conditions, provisions, terms and agreements set forth in this Lease Agreement.

     Section 20.16 No surrender During Lease Term. No surrender to Landlord of this Lease Agreement or of the Demised Premises, or any portion thereof, or any interest therein, prior to the expiration of the term of this Lease Agreement shall be valid or effective unless agreed to and accepted in writing by Landlord and consented to in writing by all contract vendors and mortgagees, and no act or emission by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord consented to by all contract vendors and the mortgagees, as aforesaid, shall constitute an acceptance of any such surrender.

     Section 20.17 Surrender of Demised Premises. At the expiration of the term of this Lease Agreement, Tenant shall surrender the Demised Premises in the same condition as the same were in upon delivery of possession thereto at the commencement date of the term of this Lease Agreement, reasonable wear and tear excepted, and shall surrender all keys to the Demised Premises to Landlord at the place then fixed for the payment of Basic Rent and shall inform Landlord of all combinations on locks, safes and vaults, if any. Tenant shall at such time remove all to its property therefrom and all alterations and improvements placed thereon by Tenant if so requested by Landlord as provided herein. Tenant shall repair any damage to the Demised Premises caused by such removal, and any and all such property not so removed shall, at Landlord's option, become the exclusive property of Landlord or be disposed of by Landlord, at Tenant's cost and expense, without further notice to or demand upon Tenant. If the Demised Premises be not surrendered as above set forth, Tenant shall indemnify, defend and hold Landlord harmless against loss or liability resulting from the delay by Tenant in so surrendering the Demised Premises, including, without limitation any claim made by any succeeding occupant founded on such delay. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease Agreement.

     All property of Tenant not removed within 30 days after the last day of the term of this Lease Agreement shall be deemed abandoned. Tenant hereby appoints Landlord its agent to remove all property of Tenant from the Demised Premises upon termination of this Lease Agreement and to cause its transportation and storage for Tenant's benefit, all at the sole cost and risk of Tenant and Landlord shall not be liable for damage, theft, misappropriation or loss thereof and Landlord shall not be liable in any manner in respect thereto. Tenant shall pay all costs and expenses of such removal, transportation and storage. Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord with respect to removal or storage of abandoned property and with respect to restoring said Demised Premises to good order, condition and repair.

     Section 20.18 Holding Over. In the event Tenant remains in possession of the Demised Premises after expiration of this Lease, and without the execution of a new lease, it shall be deemed to be occupying the Demised Premises as a Tenant from month to month, subject to all the provisions, conditions and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy, except that the Basic Rent shall be escalated to 150% of the then current Basic Rent for the Demised Premises.

     Section 20.19 Survival. All obligations (together with interest on money obligations at the Maximum Rate of Interest) accruing prior to expiration of the term of this Lease Agreement shall survive the expiration or other termination of this Lease Agreement.

     Section 20.20 Attorneys' Fees. In the event of any litigation or judicial action in connection with this Lease or the enforcement thereof, the prevailing party in any such litigation or judicial action shall be entitled to recover all costs and expenses of any such judicial action or litigation (including, but not limited to, reasonable attorneys' and paralegals' fees) from the other party, including, but not limited to all such fees and costs incurred at any pretrial, trial, appellate or bankruptcy proceedings.

     Section 20.21 Landlord's Limited Liability. Except as specifically provided in this Section 20.21, Tenant agrees to look solely to Landlord's interest in the Demised Premises for recovery of any judgment from Landlord, it being agreed that Landlord (and if Landlord is a partnership, its partners, whether general or limited, and if Landlord is a corporation, its directors, officers or shareholders) shall never be personally liable for any personal judgment or deficiency decree or judgment against it, and none of Landlord's assets, other than Landlord's interest in the Demised Premises, shall ever be subject to any judgment against Landlord. Notwithstanding the foregoing, the limitation on Landlord's liability as contained herein shall not apply to any judgment against Opus South Corporation, a Florida corporation, rising out of Opus South Corporation's construction guaranty as contained in Section 2.4 hereof or Opus South Corporation's environmental indemnity as contained in Section 4.5 hereof.

     Section 20.22 Radon Gas. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, my present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

     Section 20.23 Broker's. Tenant represents that Tenant has dealt with and only with Robert Elliott, as broker, in confection with this Lease Agreement and that no other broker has negotiated or participated in negotiations of this Lease Agreement or submitted or showed the Demised Premises or is entitled to any commission in connection therewith. Tenant shall indemnify and hold Landlord harmless from and against any and all commissions, fees and expenses and all claims therefor, by any broker, salesman or other party in connection with or rising out of Tenant's action in entering into this Lease Agreement, except for the commissions of Robert Elliott, which commissions Landlord shall be obligated to pay pursuant to its agreement with Robert Elliott.

     Section 20.24 Waiver of Jury Trial. Landlord and Tenant, each waive trial by jury in connection with proceedings and or counterclaims brought by either of the parties against the other arising out of related to this Lease Agreement. This waiver of jury trial by each of the parties is made by the parties voluntarily and with full knowledge and understanding of the rights which they are waiving.

                                  ARTICLE XXI
                     GUARANTY BY FINGERHUT COMPANIES, INC.

     Section 21.1 Guaranty. Tenant's obligations under this Lease Agreement shall be absolutely and unconditionally guaranteed by Fingerhut Companies, Inc., a Minnesota corporation, and Tenant shall cause Fingerhut Companies, Inc. to deliver that certain Absolute and Unconditional Lease Guaranty in the form of Exhibit "D" attached hereto simultaneously with Tenant's execution of this Lease Agreement.

                                 ARTICLE XXII
                              OPTION TO PURCHASE

     Section 22.1 Option to Purchase. Tenant shall have the option to purchase the Demised Premises (the "Option to Purchase") upon the terms and conditions as set forth in this Article XXII. Tenant may -exercise the Option to Purchase by giving written notice to Landlord of Tenant's election to exercise the Option to Purchase (the "Option Notice") at any time within the within the later of (i) the period ending September 30, 1996, or (ii) the thirty (30) day period following the Possession Date, time being of the essence with respect to such Option Notice. It is provided, however, that Tenant may exercise its Option to Purchase only if (i) this Lease Agreement is in full force and effect at the time the Option to Purchase is exercised, and (ii) Tenant is not in default under any of the terms. covenants or conditions contained in this Lease Agreement at the time of the exercise. The exercise of the Option to Purchase may only be made by Tenant in accordance with the terms and conditions of this
Article XXII. If Tenant should fail to properly exercise the Option to Purchase within the thirty (30) day period following the Possession Date, then the Option to Purchase contained herein shall automatically terminate and be of no further force or effect. The closing date for the purchase of the Demised Premises by Tenant pursuant to the Option to Purchase as contained herein shall be the date as established for the same by Tenant in the Option Notice, which date shall be no earlier than sixty (60) days following the date of the Option Notice and no later than January 31, 1997 (time being of the essence with respect to such Closing).

     Section 22.2 Purchase Price. Purchase Price for the Demised Premises pursuant to the Option to Purchase shall be $5,137,112.00 (the "Purchase Price") (which Purchase Price includes $307,379.00 of "EXTRAS" as described in Section
23.1 of this Lease). The Purchase Price shall be payable by Tenant, in cash, by wire transfer, to Landlord at the closing of the Option to Purchase. The Purchase Price shall be subject to closing prorations and adjustments as hereinafter set forth in this Article XXII.

     Section 22.3 Title Evidence. Within thirty (30) days after Landlord's receipt of the Option Notice, Landlord shall furnish to Tenant a commitment for title insurance covering the Demised Premises and issued by Chicago Title Insurance Company or other title company reasonably acceptable to Tenant (the "Title Company") in the amount of the Purchase Price and showing fee simple title to the Demised Premises vested in Landlord, together with legible copies of all instruments and documents affecting title to the Demised Premises and listed in the commitment. The commitment shall agree to issue Tenant, upon the closing of the Option to Purchase, a title insurance policy in the full amount of the Purchase Price, without exception for any matters other than the Permitted Exceptions as hereinafter set forth in Section 22.6.

     Section 22.4 Phase I Environmental Report. Within thirty (30) days after Landlord's receipt of the Option Notice, Landlord shall furnish to Tenant a Phase I Environmental Site Assessment addressed to Tenant and prepared by an independent environmental engineering firm acceptable to Tenant in form and content acceptable to Tenant and in conformance with ASTM standard E1527-93 and covering the Demised Premises (the "Plan I").

     Section 22.5 Current Survey. Within thirty (30) after Landlord's receipt of the Option Notice, Landlord shall furnish to Tenant a survey of the Demised Premises prepared by surveyors reasonably acceptable to Tenant. The survey shall be certified to Tenant and the title company within ninety (90) days prior to the closing of the Option to Purchase and shall:

          (a)  Set forth an accurate description of the Demised Premises;

          (b) Locate all existing easements and rights-of-way (setting forth the book and page number of the recorded instruments creating the same), alleys, streets and roads;

          (c)  Show any encroachments upon or by the Land and Improvements;

          (d) Show all existing Improvements (such as buildings, power lines, fences, etc.);

          (e) Contain a surveyor's certification in favor of Tenant and the Title Company and such other parties as Tenant may designate;

          (f) Show all dedicated and maintained public streets providing access to the Demised Premises and whether such access is paved to the property line of the Land;

          (g)  Set forth the square footage of the Land and Improvements;

          (h) State whether the Demised Premises is located in a flood zone and, if so, the specific flood zone designation of the Demised Premises;

          (i) Show all applicable set-back lines with reference to the source of the setbacks; and

          (j) Be prepared in conformity with minimum standard detail requirements for land title surveys of the American Land Title Association and the American Congress on Surveying and Mapping; and

          (k) Show the location of all utility lines servicing the Demised Premises.

     In the event the survey shows any encroachment of any improvement upon, from or onto the Property, on or between any building setback line, a property line or any easement, or any other unacceptable matter, said encroachment or unacceptable matter shall be deemed to be a title defect and shall be treated as an objection to title by Tenant under Section 22.5 hereof.

     Prior to the closing of the Option to Purchase, Tenant may elect to have the survey recertified in order to cause the certification date to be closer to the closing date of the Option to Purchase, and any subsequent change in the required survey which my appear in the recertified survey, other than the certification date, shall be subject to the terms and provisions of Section 22.5 hereof.

     Section 22.6 Uniform Commercial Code. Uniform Commercial Code searches ("UCC Searches") in the name of Landlord from the appropriate filing office in Florida showing no security interests in the Demised Premises, the Improvements or any personal property thereon, other than those that will be released at the closing of the Option to Purchase.

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

     Section 22.7 Cure of Title and Survey Defects. If the title commitment and/or survey and/or Phase I or UCC Searches reveal any defects or any matters that are unacceptable to Tenant, Tenant shall provide written notice thereof to Landlord within thirty (30) Days following Tenant's receipt of the last of the title commitment, survey, UCC Searches or Plan 1. Any matters of title, survey, the Phase I or UCC Searches not referenced in such notice shall be deemed accepted by Tenant. Upon receipt of such notice. Landlord shall use reasonable efforts to eliminate all such unacceptable matters to the reasonable satisfaction of Tenant and the Title Company. Landlord agrees to satisfy at closing any mortgage financing placed upon the Demised Premises by Landlord. In the event Landlord is unable or unwilling to satisfy such objections within sixty (60) days after said notice, Tenant may, at its option, (a) accept title subject to the objections raised by Tenant in which event said objections shall be deemed to be waived for all purposes or (b) rewind and cancel the Option to Purchase, whereupon the Option to Purchase shall be of no further force or effect or cure such defect and Landlord will contribute up to but not in excess of $50,000 to the cost thereof. Notwithstanding the foregoing in no event shall Landlord be obligated to undertake to cure any matters related to the Phase I or expend any amounts in connection therewith; provided, however, the foregoing clause shall not in anyway be deemed to relieve Landlord of any of its obligations as Landlord with respect to Hazardous Materials as provided in
Article IV hereof.

     Section 22.8 Permitted Exceptions. The Demised Premises shall be conveyed to Tenant subject to no liens, charges, encumbrances, easements, restrictions, reservations or other matters of any kind or character other than the following exceptions (collectively, the "Permitted Exceptions").

               (a) Ad valorem taxes and assessments for the year of closing and subsequent years, provided the same are not then due and payable;

               (b)  Zoning ordinances;

               (c)  This Lease Agreement; and

               (d) Any easements, restrictions or other matters of record or survey matters which may be accepted by Tenant pursuant to Section 22.4 hereof.

     Section 22.9 Closing Date. The consummation of the Option to Purchase shall take place on the closing date as specified in the Option Notice at the offices of Landlord's counsel located in Tampa, Florida, or at such other place as Landlord and Tenant may mutually agree to in writing.

     Section 22.10 Landlord's Obligations at Closing. At the closing of the Option to Purchase, Landlord shall do the following:

             (a) Execute, acknowledge and deliver to Tenant a special warranty deed conveying good. insurable and marketable title to the Demised Premises to the Tenant subject only to the Permitted Exceptions, which special warranty deed shall be in statutory form for recording;

             (b) Furnish and deliver to Tenant an ALTA Form 1992 owner's title insurance policy or "marked up" title commitment insuring fee simple title to the Demised Property in a face amount equal to the Purchase Price and containing no exceptions other than the Permitted Exceptions and other exceptions, if any, which Tenant may, in Tenant's sole discretion consent to in writing.

             (c) Execute and deliver to Tenant and the Title Company a mechanic's lien and possession affidavit in sufficient form and substance so as to allow the Title Company to remove the mechanic's lien exception and parties in possession exception from the title policy (excepting only the Lease Agreement);

             (d) Execute and deliver to Tenant to affidavit (as required to insure the "gap" at closing) that there have been no changes in the condition of title from that shown in the title commitment delivered to Landlord and containing any statements needed for the Title Company to delete all standard exceptions in the title insurance policy to be delivered to Tenant.

             (e) Execute and deliver to Tenant a warranty bill of sale for any and all personal property being transferred to Tenant, which personal property shall be transferred in "AS IS" condition, but which shall be free and clear of all encumbrances;

             (f) Furnish all available keys to any door or lock on the Demised Premises;

             (g) Execute and deliver to Tenant an assignment of the Lease Agreement together with all guarantees thereof;

             (h) To the extent available, furnish an assignment of Landlord's warranties and guarantees obtained by Landlord from Landlord's architect, engineer, contractors and subcontractors and from other persons or entities supplying equipment or materials or performing work in connection with Landlord's construction of Landlord's Improvements;

             (i) Execute and deliver instruments satisfactory to Tenant and the Title Company reflecting the proper power, good standing and authorization for the sale of the Demised Premises from Landlord to Tenant hereunder,

             (j) Execute and deliver to Tenant and the Title Company a FIRPTA affidavit in form and substance acceptable to Tenant and the Title Company; and

             (k) Execute and deliver to Tenant and the title company all other documents as may be reasonably required by this Option to Purchase.

     Section 22.11  Tenant's Obligations at Closing.

             (a) Contemporaneously with the performance by Landlord of its obligations set forth in Section 22.8 at closing, Tenant shall deliver to Landlord a wire transfer to be received no later than 2:00 p.m. on the closing date for the Option to Purchase, the cash due at closing as set forth in Section 22.2 above.

          (b) At the closing of the Option to Purchase, Tenant shall execute and deliver to Landlord an assumption by Tenant of all obligations of Landlord under the Lease Agreement. Such assumption shall include an indemnity indemnifying and agreeing to defend Landlord from and against all claims under the Lease Agreement accruing from and after closing or at the election of Tenant a termination of the Lease.

     Section 22.12  Closing Costs.

          (a) Landlord shall pay the following costs and expenses in connection with the closing on the Option to Purchase:

                    (i) all documentary stamps in connection with the conveyance of the Demised Premises including a deed or conveyance tax;.

                    (ii) the premium and all search fees payable for the owner's policy of title insurance;

                    (iii) recording of fees in connection with those instruments necessary to render title acceptable to Tenant;

                    (iv)   survey costs; and

                    (v) Landlord's cost of document preparation and attorneys' fees.

          (b) Tenant shall pay the following costs and expenses in connection with the closing:

                    (i) recording fees in connection with the special warranty deed; and

                    (ii) its cost of document preparation and its attorneys' fees.

     Section 22.13 Prorations. In light of Tenant's obligations under the Lease Agreement, the prorations to be made in connection with the Option to Purchase shall be limited to prorating those items of real estate taxes and operating expenses for the Demised Premises, if any, which are payable by Landlord in connection with the Demised Premises prior to the possession date as provided in the Lease Agreement, and prorating rents due under the Lease Agreement.

     Section 22.14 Option Not to be Separated from Lease. The Option to Purchase shall not be separable from the Lease Agreement, nor may the Option to Purchase be assigned by Tenant separate from the Lease Agreement.

                                 ARTICLE XXIII
                           EXTRA TENANT IMPROVEMENTS

     Section 23.1 Extra Tenant Improvements. Tenant has requested Landlord to install certain extra improvements within the Demised Premises as more particularly described on Exhibit "E" incorporated by reference herein ("EXTRAS"). Landlord and Tenant have agreed that the price for the EXTRAS shall be $307,379.00 (the "Price of the EXTRAS"). Landlord shall undertake to construct and install the EXTRAS as a portion of Landlord's Improvements. Tenant shall pay to Landlord the Price of the EXTRAS in full on or before January 31, 1997, together with interest thereon which shall accrue at the rate of 10% per annum from and after the Possession Date. The parties agree that Tenant's payment of the Price for the EXTRAS shall not be deemed to be rent or additional rent payable hereunder, but rather shall be payment to Landlord for amounts incurred by Landlord in connection with the construction and installation of the EXTRAS. Landlord shall not have the right to demand possession of the Demised Premises in the event Tenant should fail to timely pay the Price of the EXTRAS to Landlord; provided, however, Landlord shall have all other rights and remedies against Tenant as contained in this Lease Agreement or against any guarantor of this Lease Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Agreement to be duly executed as of the day and year first above written.

Signed, sealed and delivered
in the presence of                                             OPUS SOUTH CORPORATION, a Florida
                                                               corporation


/s/ Sheryl L. Smith                                            By: /s/ [Signature illegible]
-----------------------------------------------                    ----------------------------------------
Name:               Sheryl L. Smith                            Name: ______________________________________
       ----------------------------------------
                 (Print or Type Name)                          Title:  President & CEO
                                                                       ------------------------------------

/s/ [Signature illegible]
-----------------------------------------------
Name:            [Signature illegible]                                            (Corporate Seal)
       ----------------------------------------
                 (Print or Type Name)
                                                                                    "Landlord"

                                                               CUSTOMER COMMUNICATIONS CENTER, INC. a Minnesota
                                                               corporation

/s/ C. Ann Hyams                                               By:  /s/ Rachel M. O'Brien
-----------------------------------------------                     ---------------------------------------
Name:                 C. Ann Hyams                             Name:       Rachel M. O'Brien
       ----------------------------------------                      --------------------------------------
                 (Print or Type Name)                          Title:         President
                                                                      -------------------------------------

/s/ June M. Nylin
-----------------------------------------------------
Name:               June M. Nylin                              Attest:  /s/ R. C. Kieffer
       ----------------------------------------------                   -----------------------------------
                 (Print or Type Name)                          Name:            R. C. Kieffer
                                                                        -----------------------------------
                                                               Title:                Secretary
                                                                        -----------------------------------
                                                                             (Secretary or Assistant Secretary)

                                                                                    "Tenant"

                                   EXHIBIT A
                                   ---------

                              [Legal Description]



                             PERMITTED ENCUMBRANCE

1.   Taxes for the year 1996 and subsequent years.

2. Easement reserved in instruments recorded in Official Records Book 4709, at Page 1432, Official Records Book 5046, at Page 465 and Official Records Book 5246, at Page 34, of the Public Records of Hillsborough County, Florida.

3. Easement granted to Tampa Electric Company, a Florida corporation, recorded August 6, 1986, in Official Records Book 4880, at Page 663, of the Public Records of Hillsborough County, Florida (as to the easements only).

4. Terms and conditions of that certain Agreement for Access and Utility Easement recorded in Official Records Book 5246, at Page 40, of the Public Records of Hillsborough County, Florida.

5. Notice of Modification to Adopted Development Order recorded in Official Records Book 6026, Page 665 and Official Records Book 7589, at Page 1955, of the Public Records of Hillsborough County, Florida.

6. Notice of Commencement recorded February 16, 1996, in Official Records Book 8049, Page 1663, of the Public Records of Hillsborough County, Florida

7. Mortgage and Security Agreement by Opus South Corporation, a Florida corporation, dates April 2, 1996, recorded in Official Records Book 8100, at Page 0744, of the Public Records of Hillsborough County, Florida.

8. Notice of Commencement recorded in Official Records Book 8100, at Page 0766, of the Public Records of Hillsborough County, Florida.

                                                           "EXHIBIT E"
                                                              EXTRAS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING LIST OF ITEMS HAVE BEEN DESCRIBED IN THE BASE
BUILDING SPECIFICATIONS, BUT SHALL BE CONSIDERED EXTRAS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
FINGERHUT @ UBC                                                  48,840  SF
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       TOTAL AS
                                                                                    UNIT           UNIT              AGREED TO ON
                                                                    QTY  UNIT       PRICE          TOTAL              APR. 3, 1998
----------------------------------------------------------------------------------------------------------------------------------
SITE COSTS                                                                                                                      $0
----------------------------------------------------------------------------------------------------------------------------------
PAVING                                                                                                                          $0
----------------------------------------------------------------------------------------------------------------------------------
CURB                                                                                                                            $0
----------------------------------------------------------------------------------------------------------------------------------
STRIPING & TRAFFIC SIGNS                                                                                                        $0
----------------------------------------------------------------------------------------------------------------------------------
CLEAR, STRIP, GRADE & CUT                                                                                                       $0
----------------------------------------------------------------------------------------------------------------------------------
STORMWATER FOR 1.5 ACRES                                                                                                        $0
----------------------------------------------------------------------------------------------------------------------------------
LANDSCAPE                                                                                                                       $0
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
MILLWORK                                                                                                                    $7,294
----------------------------------------------------------------------------------------------------------------------------------
     DELETE RECEPTION DESK                                            1  ALW          $0.00           $0
----------------------------------------------------------------------------------------------------------------------------------
     SUPERVISOR PLATFORM 8'X13'                                      88  SF          $57.18       $6,004
----------------------------------------------------------------------------------------------------------------------------------
     PLAS, LAM, COUNTER IN APPLICANT WTG. RM.                        26  LF          $65.00       $1,690
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

OPERABLE PARTITIONS                                                                                                        $21,360
----------------------------------------------------------------------------------------------------------------------------------
     1'  18' & 1' X 32' MODERNFOLD "PACESETTER" #202                 50  LF         $450.00      $22,500
----------------------------------------------------------------------------------------------------------------------------------
     DELETE PARTITIONS WHERE OPER. PARTITIONS                        50  LF         ($23.00)     ($1,150)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       TOTAL AS
                                                                                    UNIT           UNIT              AGREED TO ON
                                                                    QTY  UNIT       PRICE          TOTAL              APR. 3, 1998
----------------------------------------------------------------------------------------------------------------------------------
PATIO FOR SMOKERS                                                                                                           $6,761
----------------------------------------------------------------------------------------------------------------------------------
     CONCRETE PAD                                                   640  SF           $3.00        $1,820
----------------------------------------------------------------------------------------------------------------------------------
     ALUMINUM CANOPY                                                540  SF           $9.15        $4,941
----------------------------------------------------------------------------------------------------------------------------------
     WOOD PICNIC TABLES                                               2  EA         $100.00          $200
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
AUTO DOORS                                                                                                                  $4,300
----------------------------------------------------------------------------------------------------------------------------------
     DOORS W/PUSH BUTTON ACTIVATION                                   1  PR       $4,300.00        $4,300
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
EXTRA CARD READER @ SERVICE DOOR                                      1  LS       $1,500.00        $1,500                   $1,500
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
SOUND INSULATION                                                                                                                $0
----------------------------------------------------------------------------------------------------------------------------------
     OPUS SHALL INSULATE ALL WALLS, INDICATED ON THE DRAWINGS
     TO RECEIVE INSULATION.  THE WALLS SEPARATING THE CALL
     FLOOR FROM THE OFFICES ALONG WITH THOSE REQUIRED BY CODE
     SHALL BE BUILT TO THE DECK
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
POLYMIX PAINT                                                                                                              $24,311
----------------------------------------------------------------------------------------------------------------------------------
     POLY/VINYL/ROLLED PAINT COMBO                                    1  LS      $38,261.00       $38,261
----------------------------------------------------------------------------------------------------------------------------------
     ROLLED PAINT @ $.30/SF X 46600 SF                           45,500  SF          ($0.30)     ($13,950)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
CARPET ALLOWANCE                                                                                                           $37,673
----------------------------------------------------------------------------------------------------------------------------------
     $18.50/SY VS $11/SY                                          5,023  SY           $7.50       $37,673
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
CEILING TILE                                                                                                               $17,080
----------------------------------------------------------------------------------------------------------------------------------
     $1,10/SF VS $.75/SF                                         48,800  SF           $0.35       $17,080
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       TOTAL AS
                                                                                    UNIT           UNIT              AGREED TO ON
                                                                    QTY  UNIT       PRICE          TOTAL              APR. 3, 1998
----------------------------------------------------------------------------------------------------------------------------------
CERAMIC TILE IN LOBBY                                                                                                       $3,824
----------------------------------------------------------------------------------------------------------------------------------
     $6/SF VS $1.22/SF                                              800  SF           $4.78       $3,824
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
HVAC                                                                                                                       $81,994
----------------------------------------------------------------------------------------------------------------------------------
     OLD LESS NEW
----------------------------------------------------------------------------------------------------------------------------------
     $260 [$187(RTU's + $25[LIEBERTS]                                 1  LS      $48,000.00      $48,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
     DELETE TON, PER NEW CRITERIA OF 518 OCC. LOAD                    1  LS     ($28,000.00)    ($28,000)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
     ADD FOR INCREASED LIEBERT COMP, ROOM LOAD                       15  TON      $2,000.00      $30,000
----------------------------------------------------------------------------------------------------------------------------------
     UPGRADE EMS TO TRACER SYSTEM                                     1  LS       $7,500.00       $7,500
----------------------------------------------------------------------------------------------------------------------------------
     CURBS FOR 2 UNITS 6' X 10' W/INSULATED CAP                       2  EA       $2,247.00       $4,494
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PLUMBING                                                                                                                    $4,800
----------------------------------------------------------------------------------------------------------------------------------
     6 FIXTURES                                                       6  EA         $800.00       $4,800
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
FIRE PROTECTION                                                                                                            $22,013
----------------------------------------------------------------------------------------------------------------------------------
     FM 200 W/ 8 FOOT HIGH CLG                                    9,248  CF           $2.11      $19,513
----------------------------------------------------------------------------------------------------------------------------------
     DELETE VESDA E-70D                                               0  LS                           $0
----------------------------------------------------------------------------------------------------------------------------------
     CELLUNOID VALVE                                                  1  EA       $2,500.00       $2,500
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL & SECURITY                                                                                                      $74,050
----------------------------------------------------------------------------------------------------------------------------------
     OLD BUDGET                                                                    $364,730
----------------------------------------------------------------------------------------------------------------------------------
     NEW BUDGET                                                                    $660,620
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       TOTAL AS
                                                                                    UNIT           UNIT              AGREED TO ON
                                                                    QTY  UNIT       PRICE          TOTAL              APR. 3, 1998
----------------------------------------------------------------------------------------------------------------------------------
     DIFFERENCE (NEW-OLD)                                                          $295,890        $295,890
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
     1 DELETE 600 KW GENERATOR                                        1           ($131,900)      $(131,900)
----------------------------------------------------------------------------------------------------------------------------------
     2 DELETE UPS                                                     1            ($89,940)       ($89,940)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL ADDS PER CONVERSATION ON 4/1/85 W/ B. PIANO &
R. ZWILLING
----------------------------------------------------------------------------------------------------------------------------------
     1.  ALL ELECTRICAL SUBMITTALS, PRINTS SHALL BE IN 3-RING                                                                   $0
         BINDER
----------------------------------------------------------------------------------------------------------------------------------
     2.  ALL TRANSFORMERS SHALL BE RATED K20 OR HIGHER                                                                      $4,830
----------------------------------------------------------------------------------------------------------------------------------
     3.  SWITCHGEAR SHALL BE GENERAL ELECTRIC, NOT SIEMENS OR                                                                   $0
         SQUARE D
----------------------------------------------------------------------------------------------------------------------------------
     4.  THE ELECTRICAL SERVICE SHALL CONSIST OF A MAIN                                                                         $0
         FUSIBLE DISCONNECT SWITCH.  IT SHALL WITHSTAND FULL
         AVAILABLE FAULT CURRENT W/OUT A SERIES RATING.  IT SHALL
         HAVE A FULL SIZE, 100%, NEUTRAL BUS.
----------------------------------------------------------------------------------------------------------------------------------
     5.  FINGERHUT TO BUY CURRENT TECH. POWER SIFTER, OPUS TO                                                                   $0
         INSTALL
----------------------------------------------------------------------------------------------------------------------------------
     6.  INSTALL 20' OF 3/0 BARE COPPER WIRE IN THE BOTTOM OF                                                               $7,619
         THE CONCRETE EVERY 200 FEET AROUND THE PERIMETER OF THE
         BUILDING AND ACROSS THE CENTER OF THE BUILDING.  BOND
         CONDUCTORS TO THE
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       TOTAL AS
                                                                                    UNIT           UNIT              AGREED TO ON
                                                                    QTY  UNIT       PRICE          TOTAL              APR. 3, 1998
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
         BUILDING GROUND SYSTEM.
----------------------------------------------------------------------------------------------------------------------------------
     7.  POWER PANELS SHALL HAVE 200 % NEUTRAL BAR AND MAIN                                                                   $300
         BREAKERS
----------------------------------------------------------------------------------------------------------------------------------
     8.  PROVIDE CABINET FOR SPARE FUSES.  PROVIDE IN CABINET                                                                   $0
         3 SPARE FUSES OF EACH TYPE USED IN THE BUILD
----------------------------------------------------------------------------------------------------------------------------------
     9.  LOW PEAK FUSES SHALL BE USED THROUGHOUT THE PROJECT                                                                    $0
----------------------------------------------------------------------------------------------------------------------------------
     10. ALL GROUND WIRES IN BRANCH CIRCUITS SHALL BE                                                                           $0
         PROVIDED PER LOCAL CODES
----------------------------------------------------------------------------------------------------------------------------------
     11. NEUTRAL CONDUCTORS SHALL BE INSTALLED FOR EACH                                                                     $7,680
         SINGLE PHASE BRANCH CIRCUIT
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
     GRAND TOTAL                                                                                                          $307,379
----------------------------------------------------------------------------------------------------------------------------------
     COST PER SF                                                                                                             $6.29
----------------------------------------------------------------------------------------------------------------------------------